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                                                                    EXHIBIT 10.1

                                   MODELO DE
        CONTRATO DE CONCESSAO DO SERVICO TELEFONICO FIXO COMUTADO LOCAL
                       (EMPRESAS DO STB, EXCETO EMBRATEL)


          Pelo presente instrumento, de um lado a Agencia Nacional de Telecomunicacoes, doravante denominada ANATEL, entidade integrante da UNIAO e nos termos da Lei Federal n 9.472 de 16 de Julho de 1997, Lei Geral de Telecomunicacoes - LGT, incumbida do exercicio do Poder Concedente, ora representada pelo seu Presidente Renato Navarro Guerreiro, [qualificar] conjuntamente com o Conselheiro **** [qualificar], conforme aprovacao do seu Conselho Diretor constante da Resolucao n ****, e, de outro a [nome e qualificacao da concessionaria], por seu representante legal, doravante denominada CONCESSIONARIA, consoante o disposto no art. 207 da referida Lei Geral de Telecomunicacoes, por este instrumento e na melhor forma de direito, celebram o presente CONTRATO DE CONCESSAO, que sera regido pelas normas adiante referidas e pelas seguintes clausulas:


CAPITULO I - DO OBJETO

          Clausula 1.1. - O objeto do presente Contrato e a concessao do Servico Telefonico Fixo Comutado, destinado ao uso do publico em geral, prestado em regime publico, na modalidade de servico local, na area geografica definida na clausula 2.1, nos termos do Plano Geral de Outorgas.

          PARAGRAFO UNICO - Compreende-se no objeto da presente concessao o Servico Telefonico Fixo Comutado, prestado em regime publico, em areas limitrofes e fronteiricas, em conformidade com a regulamentacao editada pela ANATEL, consoante disposicao contida no Plano Geral de Outorgas.

          CLAUSULA 1.2. - Servico Telefonico Fixo Comutado e o servico de telecomunicacoes que, por meio da transmissao de voz e de outros sinais, destina-se a comunicacao entre pontos fixos determinados, utilizando processos de telefonia.

          CLAUSULA 1.3. - Mediante previa aprovacao por parte da ANATEL, a Concessionaria podera implantar e explorar utilidades ou comodidades relacionadas com a prestacao do servico objeto da presente concessao.

          PARAGRAFO UNICO - Serao consideradas relacionadas com o objeto da presente Concessao aquelas prestacoes, utilidades ou comodidades que, a juizo da ANATEL, sejam consideradas inerentes a plataforma do servico ora concedido, sem caracterizar nova modalidade de servico, observadas as disposicoes da regulamentacao.
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          CLAUSULA 1.4. - A Concessionaria tem direito a implantacao, expansao e operacao dos troncos, redes e centrais de comutacao necessarios a sua execucao, bem assim sua exploracao industrial, nos termos da regulamentacao.

          CLAUSULA 1.5. - E indissociavel da prestacao do servico concedido, a obrigacao de atendimento as metas de universalizacao e qualidade previstas neste Contrato.

          CLAUSULA 1.6.- A Concessionaria se obriga a fornecer a seus assinantes, diretamente ou por intermedio de terceiros, de forma gratuita, listas telefonicas dos assinantes de todas as prestadoras do Servico Telefonico Fixo Comutado, em sua area de concessao, observada a regulamentacao.

          CLAUSULA 1.7. - A Concessionaria devera assegurar a todos os solicitantes e usuarios do servico concedido a realizacao das instalacoes necessarias a prestacao do servico, nos termos da regulamentacao.

          CLAUSULA 1.8. - A Concessionaria devera manter acesso gratuito para servicos de emergencia estabelecidos na regulamentacao.


CAPITULO II - DA AREA DE PRESTACAO DO SERVICO

          CLAUSULA 2.1. - A area geografica de prestacao do servico objeto da presente concessao e aquela abrangida pelo(s) territorio(s) contido(s) no Setor de numero *** constante do Anexo 2 do Plano Geral de Outorgas.

CAPITULO - III - DO PRAZO E DAS CONDICOES DE PRORROGACAO DO CONTRATO

          Clausula 3.1. - O prazo da presente concessao, outorgada a titulo gratuito, tera seu termo final em 31 de dezembro de 2005, assegurado o direito a prorrogacao unica por vinte anos, de acordo com as clausulas 3.2, 3.3 e 3.4.

          CLAUSULA 3.2. - A presente concessao sera prorrogada, a pedido da Concessionaria, a titulo oneroso, uma unica vez por 20 (vinte) anos, desde que a Concessionaria atenda as condicoes constantes deste Contrato, podendo o novo Contrato incluir novos condicionamentos, estabelecer novas metas para universalizacao e de qualidade, tendo em vista as condicoes vigentes a epoca da prorrogacao, definindo, no caso de metas de universalizacao, recursos complementares, nos termos do art. 81 da Lei n 9.472, de 1997.

          (S) 1 - A ANATEL, 36 (trinta e seis) meses antes do termo

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final previsto na clausula 3.1, fara publicar consulta publica com sua proposta de novos condicionamentos e de novas metas para qualidade e universalizacao do servico, submetidas estas ultimas a aprovacao, por meio de Decreto, do Presidente da Republica, nos termos do art. 18, inciso III, da Lei n 9.472, de 1997.

          (S) 2 - Para a prorrogacao prevista nesta clausula, a Concessionaria devera manifestar seu expresso interesse com antecedencia minima de 30 (trinta) meses antes do termo final previsto na clausula 3.1.

          CLAUSULA 3.3. - Para prorrogacao do prazo da presente concessao, nos termos do previsto na clausula anterior, a Concessionaria devera pagar, a cada bienio, durante o periodo de prorrogacao, onus correspondente a 2% (dois por cento) da sua receita, do ano anterior ao do pagamento, do Servico Telefonico Fixo Comutado, liquida de impostos e contribuicoes sociais incidentes.

          (S) 1 - No calculo do valor referido no caput desta clausula sera considerada a receita liquida decorrente da aplicacao dos planos de servico, basico e alternativos, objeto da presente concessao.

          (S) 2 - O calculo do percentual referido no caput desta clausula sera feito sempre relativamente a receita liquida das deducoes de impostos e contribuicoes incidentes, apurada entre janeiro e dezembro do ano anterior e obtida das demonstracoes financeiras elaboradas conforme legislacao societaria e principios fundamentais de contabilidade, aprovadas pela administracao da Concessionaria e auditadas por auditores independentes, e o pagamento tera vencimento em 30 de abril do ano subsequente ao da apuracao do onus.

          (S) 3 - A primeira parcela do onus tera vencimento em 30 de abril de 2007, calculada considerando a receita liquida apurada de 1 de janeiro a 31 de dezembro de 2006, e as parcelas subsequentes terao vencimento a cada 24 (vinte e quatro) meses, tendo como base de calculo a receita do ano anterior.

          (S) 4 - O atraso no pagamento do onus previsto nesta clausula implicara a cobranca de multa moratoria de 0,33% (zero virgula trinta e tres por cento) ao dia, ate o limite de 10% (dez por cento), acrescida da taxa referencial SELIC para titulos federais, a ser aplicada sobre o valor da divida considerando todos os dias de atraso de pagamento.

          CLAUSULA 3.4. - A prorrogacao do prazo do presente Contrato ensejara a prorrogacao no direito de uso das radiofrequencias referidas na clausula 4.1 que sejam necessarias a continuidade da prestacao do servico.

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          Paragrafo unico - O retorno a ANATEL de radiofrequencias que nao sejam necessarias a continuidade da prestacao dos servicos nao implicara modificacao do valor do onus da prorrogacao fixado na clausula 3.3.


CAPITULO IV - DO MODO, FORMA E CONDICOES DE PRESTACAO

          Clausula 4.1. A utilizacao de radiofrequencias na prestacao do servico objeto desta concessao sera autorizada pela ANATEL, a titulo oneroso e sem exclusividade, salvo se existir disposicao em contrario na regulamentacao, consoante o disposto nos artigos 83 e 163 da Lei n 9.472, de 1997.

          (S) 1 - A Concessionaria tera direito de utilizacao, sem exclusividade, das radiofrequencias autorizadas anteriormente a data da assinatura deste Contrato, independente do pagamento de qualquer onus, exceto as taxas de fiscalizacao, observadas as condicoes estabelecidas nas respectivas licencas de funcionamento das estacoes.

          (S) 2 - O direito de utilizacao de radiofrequencias referido nesta clausula nao elide a prerrogativa conferida a ANATEL pelo art.161 da Lei n 9.472, de 1997.

          (S) 3 - As novas radiofrequencias que venham a ser requeridas pela Concessionaria terao seu uso autorizado, a titulo oneroso, com observancia dos procedimentos definidos pela ANATEL para autorizacoes similares.

          (S) 4 - O prazo das autorizacoes de uso de radiofrequencias requeridas nos termos do paragrafo anterior sera igual ao prazo da presente Concessao, devendo sua prorrogacao ser feita a titulo oneroso, independente do pagamento do onus referido na clausula 3.3. do presente.

          CLAUSULA 4.2. - A Concessionaria se obriga a prestar o servico objeto da concessao de forma a cumprir plenamente as obrigacoes de universalizacao e continuidade inerentes ao regime publico, que lhe e inteiramente aplicavel, observados os criterios, formulas e parametros definidos no presente Contrato.

          PARAGRAFO UNICO - O descumprimento das obrigacoes relacionadas a universalizacao e a continuidade ensejara a aplicacao das sancoes previstas no presente Contrato, permitira a decretacao de intervencao pela ANATEL e, conforme
o caso e a gravidade ou quando a decretacao de intervencao for inconveniente, inocua, injustamente benefica a Concessionaria ou desnecessaria, implicara a caducidade da concessao, nos termos do disposto na clausula 26.4.

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          CLAUSULA 4.3. - A Concessionaria explorara o servico objeto da concessao por sua conta e risco, dentro do regime de ampla e justa competicao estabelecido na Lei n 9.472, de 1997, e no Plano Geral de Outorgas, sendo remunerada pelas tarifas cobradas e por eventuais receitas complementares ou acessorias que perceba nos termos do presente Contrato.

          PARAGRAFO UNICO - A Concessionaria nao tera direito a qualquer especie de exclusividade, nem podera reclamar direito quanto a admissao de novos prestadores do mesmo servico, no regime publico ou privado.

          CLAUSULA 4.4. - Ao longo de todo o prazo de vigencia da concessao, a Concessionaria se obriga a manter os compromissos de qualidade, abrangencia e oferta do servico constantes do presente Contrato, independentemente do ambiente de competicao existente na area geografica de exploracao do servico.

          CLAUSULA 4.5. - A Concessionaria se compromete a manter e conservar todos os bens, equipamentos e instalacoes empregados no servico em perfeitas condicoes de funcionamento, conservando e reparando suas unidades e promovendo, nos momentos oportunos, as substituicoes demandadas em funcao do desgaste ou superacao tecnologica, ou ainda promovendo os reparos ou modernizacoes necessarias a boa execucao do servico e a preservacao do servico adequado, conforme determinado no presente Contrato.


CAPITULO V - DAS REGRAS PARA IMPLANTACAO, EXPANSAO, ALTERACAO E MODERNIZACAO DO SERVICO

          CLAUSULA 5.1. - Constituem pressupostos basicos da presente concessao a expansao e a modernizacao do servico concedido, observadas as metas e os criterios constantes do presente Contrato.

          PARAGRAFO UNICO - A ANATEL podera determinar a alteracao de metas de implantacao, expansao e modernizacao do servico, respeitado o direito da Concessionaria de nao ser obrigada a suportar custos adicionais nao recuperaveis com a receita decorrente do atendimento dessas metas por meio da exploracao eficiente do servico.

          CLAUSULA 5.2. - A alteracao nas condicoes de prestacao do servico somente podera ocorrer por determinacao da ANATEL ou mediante sua previa e expressa aprovacao.

          CLAUSULA 5.3. - A modernizacao do servico sera buscada atraves da constante introducao de equipamentos, processos e meios aptos a prestar ao usuario um servico compativel com a atualidade em

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face das tecnologias disponiveis no mercado.


CAPITULO VI - DOS CRITERIOS E INDICADORES DE QUALIDADE E CONTINUIDADE DO
SERVICO.

          CLAUSULA 6.1. - Constitui pressuposto da presente Concessao a adequada qualidade do servico prestado pela Concessionaria, considerando-se como tal o servico que satisfizer as condicoes de regularidade, eficiencia, seguranca, atualidade, generalidade, cortesia e modicidade das tarifas.

          (S) 1 - A regularidade sera caracterizada pela prestacao continuada do servico com estrita observancia do disposto nas normas baixadas pela ANATEL.

          (S) 2 - A eficiencia sera caracterizada pela consecucao e preservacao dos parametros constantes do presente Contrato e pelo atendimento do usuario do servico nos prazos previstos neste Contrato.

          (S) 3 - A seguranca na prestacao do servico sera caracterizada pela confidencialidade dos dados referentes a utilizacao do servico pelos usuarios, bem como pela plena preservacao do sigilo das informacoes transmitidas no ambito de sua prestacao, observado o disposto no Capitulo XIV.

          (S) 4 - A atualidade sera caracterizada pela modernidade dos equipamentos, das instalacoes e das tecnicas de prestacao do servico, com a absorcao dos avancos tecnologicos advindos ao longo do prazo da concessao que, definitivamente, tragam beneficios para os usuarios, respeitadas as disposicoes do presente Contrato.

          (S) 5 - A generalidade sera caracterizada com a prestacao nao discriminatoria do servico a todo e qualquer usuario, obrigando-se a Concessionaria a prestar o servico a quem o solicite, no local indicado pelo solicitante, nos termos do presente Contrato e de acordo com a regulamentacao.

          (S) 6 - A cortesia sera caracterizada pelo atendimento respeitoso e imediato de todos os usuarios do servico concedido, bem como pela observancia das obrigacoes de informar e atender pronta e polidamente todos que, usuarios ou nao, solicitem da Concessionaria informacoes, providencias ou qualquer tipo de postulacao nos termos do disposto no presente Contrato.

          (S) 7 - O principio da modicidade das tarifas sera caracterizado pelo esforco da Concessionaria em praticar tarifas inferiores as fixadas pela ANATEL.

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            CLAUSULA 6.2.  A Concessionaria devera observar os parametros e indicadores  do Plano Geral de Metas de Qualidade.

          PARAGRAFO UNICO - A Concessionaria devera divulgar, anualmente, quadro demonstrativo das metas e parametros estabelecidos e realizados do Plano Geral de Metas de Qualidade e do Plano Geral de Metas de Universalizacao, sem prejuizo do fornecimento destes dados, sempre que solicitados pela ANATEL.

          CLAUSULA 6.3. - A continuidade do servico ora concedido, elemento essencial ao regime de sua prestacao, sera caracterizada pela nao interrupcao do servico, observada a suspensao por inadimplencia do usuario nos termos do disposto na clausula 8.3. e no art. 3, inciso VII da Lei n 9.472, de 1997.

          PARAGRAFO UNICO - Nao sera considerada violacao da continuidade a interrupcao circunstancial do servico decorrente de situacao de emergencia, motivada por razoes de ordem tecnica ou de seguranca das instalacoes, mediante comunicacao aos usuarios afetados e, nos casos relevantes, tambem mediante aviso circunstanciado a ANATEL.

          CLAUSULA 6.4. - A Concessionaria nao podera, em hipotese alguma, interromper a prestacao do servico alegando o nao adimplemento de qualquer obrigacao por parte da ANATEL ou da Uniao, nao sendo invocavel, pela Concessionaria, a excecao por inadimplemento contratual.

          CLAUSULA 6.5. - Alem da gerencia e auditoria dos indicadores de qualidade, a ANATEL avaliara, periodicamente, o grau de satisfacao dos usuarios com o servico ora concedido, podendo divulgar os resultados da Concessionaria, abrangendo, pelo menos, os seguintes aspectos:


            I - atendimento ao usuario, especialmente no que tange a facilidade de acesso, presteza, cordialidade, rapidez e eficacia na resposta a solicitacoes e reclamacoes;

            II - tarifas cobradas e descontos oferecidos;

            III - qualidade tecnica do servico prestado; e

            IV - adequacao dos servicos oferecidos as necessidades dos usuarios.



CAPITULO VII - DAS METAS DE UNIVERSALIZACAO

          CLAUSULA 7.1. - A universalizacao constitui traco essencial

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do regime de prestacao do servico ora concedido e sera caracterizada pelo atendimento uniforme e nao discriminatorio de todos os usuarios e pelo cumprimento das metas constantes do Plano Geral de Metas de Universalizacao, aprovado pelo Poder Executivo, nos termos dos artigos 18, inciso III, e 80 da Lei n 9.472, de 1997, e as do Anexo 02, atribuidas a Concessionaria.

          CLAUSULA 7.2. - A excecao do disposto na clausula 7.4. deste Contrato e observado o (S) 2 do art. 4 do Plano Geral de Metas de Universalizacao, aprovado pelo Decreto n 2.592, de 15 de maio de 1998, a implementacao das metas de universalizacao previstas neste Contrato sera financiada exclusivamente pela Concessionaria, atraves da exploracao do servico, nao lhe assistindo direito a ressarcimento ou subsidio.

          CLAUSULA 7.3. - A Concessionaria assume a obrigacao de implementar metas de universalizacao nao previstas no presente Contrato e que venham a ser requeridas pela ANATEL, em observancia ao disposto no (S) 2 do art. 2 do Plano Geral de Metas de Universalizacao, aprovado pelo Decreto n 2.592, de 1998, respeitado o seguinte procedimento para definicao do montante e criterio de ressarcimento:


            I - a ANATEL consultara a Concessionaria sobre os custos totais da implantacao das metas adicionais pretendidas e sobre a parcela destes que nao podera ser amortizada pela receita de exploracao, sendo coberta por pagamento especifico, indicando especificamente os objetivos a serem atingidos, as tecnologias selecionadas, bem como o local e prazo de implementacao;

            II - se decorrido o prazo fixado na consulta, inexistir manifestacao da Concessionaria, a ANATEL tomara as providencias necessarias para determinar os onus e custos da implementacao destas metas bem como para estimar a correspondente geracao de receita;

            III - se respondida a Consulta pela Concessionaria, a ANATEL avaliara se os custos e as estimativas de receitas apresentados sao adequados e compativeis, levando em conta as tecnologias disponiveis, o preco dos insumos e mao-de-obra, as caracteristicas geograficas e socio-economicas da demanda a ser atendida, os precos praticados no mercado alem de outras variaveis que considere relevantes;

            IV - nao considerando razoaveis os custos e/ou a estimativa de receita propostos, a ANATEL podera, motivadamente, imputar a implementacao das metas a Concessionaria, estabelecendo o valor do ressarcimento,

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            observado o disposto no Capitulo XXX; e

            V - estando os valores de ressarcimento adequados e compativeis no entendimento da ANATEL, esta confirmara a Concessionaria a imputacao da implementacao destas metas especificas, nos termos da proposta de ressarcimento encaminhada pela Concessionaria.


          (S) 1 - Se, apos o procedimento previsto nesta clausula, a ANATEL considerar inconveniente ou inviavel a implementacao da meta especifica de universalizacao atraves da Concessionaria, contratara junto a outrem a incumbencia, podendo faze-lo por meio de outorgas especificas e delimitadas do servico, observados os parametros economicos obtidos no procedimento previsto nesta clausula.

          (S) 2 - A criterio da ANATEL, o procedimento previsto nesta clausula tambem podera ser utilizado para fins de fixacao dos valores a serem ressarcidos com a utilizacao dos recursos do Fundo de Universalizacao dos Servicos de Telecomunicacoes, quando da antecipacao das metas previstas no Plano Geral de Metas de Universalizacao, aprovado pelo Poder Executivo, nos termos dos artigos 18, inciso III, e 80 da Lei n 9.472, de 1997.

          (S) 3 - A utilizacao de recursos do Fundo de Universalizacao dos Servicos de Telecomunicacoes, conforme paragrafo anterior, implica a exclusao do aproveitamento dos beneficios da antecipacao de metas previstos no (S) 2 do artigo 10, do Plano Geral de Outorgas, exceto no caso de ressarcimento a ANATEL pelos valores que tenha utilizado desse Fundo, acrescidos da remuneracao devida.

          CLAUSULA 7.4. - A adocao dos procedimentos previstos na clausula anterior constitui faculdade da ANATEL, que podera adota-la a seu criterio e consoante o melhor atendimento do interesse publico, nao assistindo a Concessionaria direito de preferencia na implementacao destas metas.


CAPITULO VIII - DAS REGRAS SOBRE SUSPENSAO DO SERVICO POR INADIMPLENCIA E A PEDIDO DO ASSINANTE

          CLAUSULA 8.1. - O assinante do servico objeto da presente concessao podera solicitar, a qualquer tempo, o desligamento do terminal de que faca uso, devendo a Concessionaria atender a solicitacao em prazo a ser estabelecido pela ANATEL, o qual nao sera superior a 48 (quarenta e oito) horas, ressalvados os casos de aprazamento por parte do assinante.

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          PARAGRAFO UNICO - A Concessionaria nao podera exigir pagamento pelo desligamento a que se refere o caput desta clausula.

          CLAUSULA 8.2. - O assinante que estiver adimplente com a Concessionaria e requerer a suspensao do servico, por prazo superior a 30 (trinta) dias e inferior a 120 (cento e vinte) dias, tera assegurada a religacao do terminal no mesmo endereco e a manutencao do prefixo e da numeracao ao final do prazo de suspensao solicitado, na forma da regulamentacao.

          CLAUSULA 8.3. - A Concessionaria somente podera proceder ao desligamento do terminal cujo assinante nao honrar o pagamento de debito diretamente decorrente da utilizacao do servico concedido, apos transcorridos 30 (trinta) dias de inadimplencia e observando o procedimento estabelecido em regulamentacao propria editada pela ANATEL e seguindo os seguintes criterios:


            I - devera ser assegurado prazo para o assinante questionar os debitos contra ele lancados; e

            II - o assinante inadimplente tera direito a preservacao do seu codigo de acesso, por, no minimo, 60 (sessenta) dias contados do desligamento.


          (S) 1. A Concessionaria devera informar o desligamento ao assinante com antecedencia minima de 15 (quinze) dias.

          (S) 2. O inadimplemento de debitos nao relacionados diretamente com o servico objeto desta concessao, conforme paragrafo unico da clausula 10.6, nao ensejara a interrupcao de que trata a presente clausula.

          CLAUSULA 8.4. A Concessionaria assegurara ainda ao assinante o direito a ter bloqueado temporaria ou permanentemente o acesso a comodidades ou utilidades oferecidas, bem como a servicos de valor adicionado, sempre que por ele solicitado, nos termos da regulamentacao.

          CLAUSULA 8.5. Caso a inadimplencia do assinante se referir exclusivamente ao pagamento dos servicos prestados por prestador de Servico Telefonico Fixo Comutado diverso do ora concedido que seja objeto de faturamento conjunto pela Concessionaria, o bloqueio devera obedecer ao procedimento especifico objeto de regulamentacao pela ANATEL.


CAPITULO IX - DO PLANO DE NUMERACAO

          CLAUSULA 9.1. - Observada a regulamentacao, a

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Concessionaria se obriga a obedecer ao Regulamento de Numeracao para o Servico
Telefonico Fixo Comutado editado pela ANATEL, devendo assegurar ao assinante do servico a portabilidade de codigos de acesso no prazo definido nesse Regulamento.

          (S) 1 - A Concessionaria arcara com os custos necessarios a adaptar-se ao Regulamento de Numeracao referido no caput desta Clausula.

          (S) 2 - Os custos referentes aos investimentos necessarios para permitir a portabilidade de codigos de acesso serao divididos entre a Concessionaria e os demais prestadores de servico de telecomunicacao, em regime publico ou privado.

          (S) 3 - Os custos referentes a administracao do processo de consignacao e ocupacao de codigos de acesso do Regulamento de Numeracao serao imputados a Concessionaria, nos termos do Regulamento da Administracao da Numeracao.


CAPITULO X - DO REGIME TARIFARIO E DA COBRANCA DOS USUARIOS

          CLAUSULA 10.1. - A Concessionaria devera ofertar a todos os usuarios, obrigatoriamente, o Plano Basico do Servico Local, Anexo 03, parte integrante deste Contrato.

          PARAGRAFO UNICO - O Plano Basico do Servico Local sera unico para toda a area referida na clausula 2.1. e devera conter, nos termos do estabelecido pela ANATEL, valores maximos para cada item da estrutura tarifaria definida para a prestacao do Servico Telefonico Fixo Comutado, valores estes que serao revistos e reajustados, observadas as normas aplicaveis.

          CLAUSULA 10.2. - A Concessionaria podera ofertar aos seus assinantes Planos Alternativos de Servico Local com criterios de tarifacao diferentes daqueles constantes do Plano Basico do Servico Local.

          (S) 1 - Sera garantida ao assinante a transferencia entre os diversos Planos de Servico Local ofertados pela Concessionaria, nos termos da regulamentacao.

          (S) 2 - A estrutura de tarifas e valores dos Planos Alternativos de Servico Local sao de livre proposicao da Concessionaria, observado o disposto na clausula 10.1.

          (S) 3 - A Concessionaria e obrigada a ofertar, de forma nao discriminatoria, ao assinante seus Planos Alternativos de Servico Local homologados pela ANATEL.

          (S) 4 - Os Planos Alternativos de Servico Local deverao ser homologados pela ANATEL antes de sua oferta ao publico em geral.

          (S) 5 - A ANATEL devera se pronunciar sobre os Planos Alternativos de Servico Local em ate 15 (quinze) dias apos seu recebimento, considerando-se os mesmos homologados caso, ate este prazo, nao haja pronunciamento da ANATEL.

          CLAUSULA 10.3. - A Concessionaria podera praticar descontos nas tarifas dos Planos de Servico Local desde que de forma equanime e nao discriminatoria, vedada a reducao subjetiva de valores, e observado o principio da justa competicao.

          PARAGRAFO UNICO A Concessionaria se obriga a divulgar, com antecedencia, aos seus usuarios os descontos tarifarios, dando-lhes ampla e previa divulgacao, comunicando sua decisao a ANATEL, ate 7 (sete) dias apos o inicio da vigencia da reducao das tarifas.

          CLAUSULA 10.4. - A Concessionaria se obriga a dar ampla publicidade as tarifas praticadas pelo servico objeto da presente concessao, na forma regulamentada pela ANATEL.

          CLAUSULA 10.5. - Quando da implantacao de novas prestacoes, utilidades ou comodidades relacionadas ao servico objeto da concessao, a Concessionaria submetera previamente a pretensao de cobranca para aprovacao da ANATEL, sem a qual nao podera ser cobrada qualquer tarifa ou preco.

          CLAUSULA 10.6. - Os documentos de cobranca emitidos pela Concessionaria deverao ser apresentados de maneira detalhada, clara, explicativa, indevassavel e deverao discriminar o tipo e a quantidade de cada servico prestado ao assinante, na forma da regulamentacao.

          PARAGRAFO UNICO - A Concessionaria podera lancar no documento de cobranca, desde que de forma clara e explicita, os valores devidos pelo assinante em funcao da prestacao de servicos de valor adicionado, bem como de outras comodidades ou utilidades relacionadas com o servico concedido.

          CLAUSULA 10.7. - A Concessionaria cobrara dos demais prestadores de servicos de telecomunicacoes tarifas de uso de redes, observadas as normas editadas pela ANATEL.

          CLAUSULA 10.8 A Concessionaria oferecera desconto ao assinante afetado por eventuais descontinuidades na prestacao do servico concedido, desde que nao sejam por ele motivadas, o qual sera proporcional ao periodo em que se verificar a interrupcao, na forma da regulamentacao.

CAPITULO XI - DO REAJUSTAMENTO DAS TARIFAS

          CLAUSULA 11.1. - A cada intervalo nao inferior a 12 (doze) meses, por iniciativa da ANATEL ou da Concessionaria, observadas as regras da legislacao economica vigente, as tarifas constantes do Plano Basico do Servico Local - Anexo 03, poderao ser reajustadas mediante a aplicacao da seguinte formula:

(HAB\t\ + Ass\t\ + n\to\ x P\t\) is less than or equal to (1-k) Ft (HAB\to\ + Ass\to\ + n\to\ x P\to\)
 ---                                                                ---
 36                                                                 36

Sendo:


HAB\t\=PRes\to\x HABRes\t\ + PNRes\to\ x HABNRes\t\+ PTronco\to\ x HABTronco\t\

HAB\to\= PRes\to\x HABRes\to\+ PNRes\to\x HABNRes\to\ + PTronco\to\ x HABTronco\to\

Ass\t\ = PRes\to\ x AssRes\t\ + PNRes\to\ x AssNRes\t\ + PTronco\to\ x AssTronco\t\

Ass\to\ = PRes\to\  x AssRes\to\ + PNRes\to\x AssNRes\to\ + PTronco\to\ x AssTronco\to\

HABRes\t\ is less than or equal to HABRes\to\ x 1,09 x IGP-DI \t\
                                                       ------
                                                       IGP-DI \to\

HABNRes\t\ is less than or equal to HABNRes\to\ x 1,09 x IGP-DI \t\
                                                         ------
                                                         IGP-DI \to\

HABTronco\t\ is less than or equal to HABTronco\to\ x 1,09 x IGP-DI \t\
                                                             ------
                                                             IGP-DI \to\

P\t\ is less than or equal to P\to\   x   1,09 x IGP-DI \t\
                                                 ------
                                                 IGP-DI \to\

AssRes \t\ is less than or equal to AssRes \to\ x 1,09 x IGP-DI \t\
                                                         ------
                                                         IGP-DI \to\

AssNRes \t\ is less than or equal to AssNRes \to\ x 1,09 x IGP-DI \t\
                                                           ------
                                                           IGP-DI \to\

AssTronco \t\ os less than or equal to AssTronco \to\ x 1,09 x IGP-DI \t\
                                                               ------
                                                               IGP-DI to

Onde:

/t/ = data proposta para o reajuste

/to/ = data do ultimo reajuste ou, para o primeiro reajuste, 1 de abril de 1998.

HAB = valor medio da taxa de habilitacao, liquido de tributos incidentes.

HABRes = valor da taxa de habilitacao do terminal residencial, liquido de tributos incidentes.

HABNRes = valor da taxa de habilitacao do terminal nao residencial, liquido dos tributos incidentes.

HABTronco = valor da taxa de habilitacao do terminal tronco, liquido dos tributos incidentes.

P = valor do Pulso.

PRes/to/ = percentual de assinantes residenciais do Plano Basico do Servico Local observados no total de assinantes da Concessionaria, desde o ultimo reajuste ou, para o primeiro reajuste, desde 1 de abril de 1998 .

PNRes/to/ = percentual de assinantes nao residenciais do Plano Basico do Servico Local observados no total de assinantes da Concessionaria, desde o ultimo reajuste ou, para o primeiro reajuste, desde 1 de abril de 1998 .

PTronco/to/ = percentual de assinantes tronco do Plano Basico do Servico Local observados no total de assinantes da Concessionaria, desde o ultimo reajuste ou, para o primeiro reajuste, desde 1 de abril de 1998 .

Ass = valor da Assinatura media

AssRes = valor da Assinatura Residencial, liquido de tributos incidentes.

AssNRes = valor da Assinatura Nao Residencial, liquido de tributos incidentes.

AssTronco/t/ = valor da Assinatura Tronco, liquido de tributos incidentes.

n/to/ = numero medio de pulsos faturados por assinatura do Plano Basico do Servico Local, considerado o intervalo de tempo compreendido entre o ultimo reajuste ou, no caso do primeiro reajuste, entre abril de 1998 e o mes anterior a data da proposta do reajuste; e


Ft = IGP-DI\t\
     ------
     IGP-DI\to\

Onde:

IGP-DI = Indice Geral de Precos, Disponibilidade Interna, divulgado pela Fundacao Getulio Vargas, ou outro indice que venha a substitui-lo.

k = fator de transferencia.

            (S) 1 - O fator de transferencia sera aplicado ao longo da concessao da seguinte forma:

            I  ate 31 de dezembro de 2000 sera igual a 0 (zero); e

            II de 1 de janeiro de 2001 a 31 de dezembro de 2005 sera igual a 0,01 (zero virgula zero um).

            (S) 2 - Caso o periodo de reajuste envolva valores diferentes de fator de transferencia, devera ser efetuada, para sua aplicacao, uma media ponderada considerando os meses de incidencia de cada valor de fator de transferencia.

            (S) 3 - Caso o reajuste seja efetuado em periodos superiores a doze meses, a formula em que consta o fator de transferencia devera ser aplicada de forma progressiva, considerando periodos de doze meses e, finalmente, o residuo de meses, se houver.

            (S) 4- Apos 2005 novos valores dos fatores de transferencia poderao ser estabelecidos pela ANATEL quando da prorrogacao do prazo deste Contrato, considerando as condicoes vigentes na epoca.


            CLAUSULA 11.2. - As tarifas de uso de redes serao reajustadas mediante a aplicacao das seguintes formulas:

 24                                                           24
SIGMA (TU-RLj\t\ x  Mj\to\ ) less than or equal to (1-k) Ft  SIGMA (TU-RLj\to\ x Mj\to\)
 j=1                                                          j=1

Onde:

TU-RLj  tarifa de uso de rede local no horario "j".

Mj\to\ - minutos dos servicos de longa distancia nacional e internacional que utilizam a rede local da Concessionaria no horario "j", observados desde o ultimo reajuste tarifario ou, no caso do primeiro reajuste, desde 1 de abril de 1998.

\t\ = data do reajuste proposto.

\to\ = data do ultimo reajuste ou, no caso do primeiro reajuste, 1 de abril de 1998; e


F\t\ = IGP-DI\t\
       ------
       IGP-DI\to\


Onde:

IGP-DI = Indice Geral de Precos, Disponibilidade Interna, divulgado pela Fundacao Getulio Vargas, ou outro indice que venha a substitui-lo.

k = fator de transferencia.

            (S) 1. - O fator de transferencia sera aplicado ao longo da concessao da seguinte forma:


            I  ate 31 de dezembro de 2000 sera igual a 0 (zero);

            II de 1 de janeiro de 2001 ate 31 de dezembro de 2001 sera igual a 0,05 (zero virgula zero cinco);

            III de 1 de janeiro de 2002 ate 31 de dezembro de 2002 sera igual a 0,1 (zero virgula um);

            IV de 1 de janeiro de 2003 ate 31 de dezembro de 2003 sera igual a 0,15 (zero virgula quinze); e

            V de 1 de janeiro de 2004 ate 31 de dezembro de 2005 sera igual a 0,2 (zero virgula dois).

           (S) 2 - Caso o periodo de reajuste envolva valores diferentes de fator de transferencia, devera ser efetuada, para sua aplicacao, uma media ponderada considerando os meses de incidencia de cada valor de fator de transferencia.

           (S) 3 - Caso o reajuste seja efetuado em periodos superiores a doze meses, a formula em que consta o fator de transferencia devera ser aplicada de forma progressiva, considerando periodos de doze meses e, finalmente, o residuo de meses, se houver.

           (S) 4- Apos 2005 novos valores dos fatores de transferencia poderao ser estabelecidos pela ANATEL quando da prorrogacao do prazo deste Contrato, considerando as condicoes vigentes na epoca.


CAPITULO XII - DA PROTECAO DA SITUACAO ECONOMICA DA CONCESSIONARIA E DA REVISAO DAS TARIFAS

          CLAUSULA 12.1. - Constitui pressuposto basico do presente Contrato a preservacao, em regime de ampla competicao, da justa equivalencia entre a prestacao e a remuneracao, vedado as partes o enriquecimento imotivado as custas de outra parte ou dos usuarios do servico, nos termos do disposto neste Capitulo.

          (S) 1 - A Concessionaria nao sera obrigada a suportar prejuizos em decorrencia do presente Contrato, salvo se estes decorrerem de algum dos seguintes fatores:

            I - da sua negligencia, inepcia ou omissao na exploracao do servico;

            II - dos riscos normais a atividade empresarial;

            III - da gestao ineficiente dos seus negocios, inclusive aquela caracterizada pelo pagamento de custos operacionais e administrativos incompativeis com os parametros verificados no mercado; ou

            IV - da sua incapacidade de aproveitar as oportunidades existentes no mercado, inclusive no atinente a expansao, ampliacao e incremento da prestacao do servico objeto da concessao.

            (S) 2 - E tambem vedado o enriquecimento imotivado da Concessionaria decorrente da apropriacao de ganhos economicos nao advindos diretamente da sua eficiencia empresarial, em especial quando decorrentes da edicao de novas regras sobre o servico.

            (S) 3 - Fara jus a Concessionaria a recomposicao da sua situacao inicial de encargos e retribuicoes quando circunstancias de forca maior ou calamidades afetarem de forma significativa a exploracao do servico, observado sempre, como parametro, o reflexo destas situacoes nos prestadores de servicos no regime privado.

            (S) 4 - Na avaliacao do cabimento da recomposicao de que trata o paragrafo anterior sera considerada, entre outros fatores, a existencia de cobertura do evento motivador da alteracao da situacao economica inicial pelo Plano de Seguros previsto na clausula 23.1.

            CLAUSULA 12.2. - Cabera o restabelecimento da situacao economica do Contrato quando ficar demonstrada a inocorrencia dos fatores indicados no (S) 1 da clausula anterior, o qual dar-se-a preferencialmente pela revisao de tarifas ou por qualquer outro mecanismo que, a criterio da ANATEL, seja considerado apto a neutralizar a situacao verificada.

            (S) 1 - A revisao das tarifas afastara qualquer outro mecanismo de neutralizacao do enriquecimento imotivado das partes, tornando superado o evento ao qual ela se referia.

            (S) 2 - A providencia adotada para neutralizar uma distorcao sera unica, completa e final relativamente ao evento que lhe deu origem.

            CLAUSULA 12.3. - Independentemente do disposto na clausula 12.1., cabera revisao das tarifas integrantes do Plano Basico do Servico Local em favor da Concessionaria ou dos usuarios, nos termos do art. 108 da Lei n 9.472, de 1997, quando verificada uma das seguintes situacoes especificas:

            I - modificacao unilateral deste Contrato imposta pela ANATEL, que importe variacao expressiva de custos ou de receitas, para mais ou para menos, de modo que a elevacao ou reducao de tarifas seja imposta pela necessidade de evitar o enriquecimento imotivado de qualquer das partes;

            II - alteracao na ordem tributaria posterior a assinatura deste Contrato que implique aumento ou reducao da lucratividade potencial da Concessionaria;

            III - ocorrencias supervenientes, decorrentes de fato do principe ou fato da Administracao que resultem, comprovadamente, em alteracao dos custos da Concessionaria;

            IV - alteracao legislativa de carater especifico, que tenha impacto direto sobre as receitas da Concessionaria de modo a afetar a continuidade ou a qualidade do servico prestado; ou

            V - alteracao legislativa que acarrete beneficio a Concessionaria, inclusive a que concede ou suprime isencao, reducao, desconto ou qualquer outro privilegio tributario ou tarifario, consoante do previsto no (S) 3 do art. 108 da Lei n 9.472, de 1997.


            (S) 1 - Nao importara na revisao de tarifas o prejuizo ou a reducao de ganhos da Concessionaria decorrente da livre exploracao do servico em condicoes de competicao ou da gestao ineficiente dos seus negocios.

            (S) 2 - Nao sera aplicavel a hipotese de revisao prevista no inciso II do caput desta clausula quando a alteracao na ordem tributaria implicar criacao, supressao, elevacao ou reducao em impostos incidentes sobre a renda ou
o lucro da Concessionaria, como o Imposto sobre a

Renda, que nao impliquem oneracao administrativa ou operacional.

          (S) 3 - Nao cabera revisao de tarifas nas hipoteses previstas nesta clausula quando os eventos ensejadores da revisao ja estiverem cobertos pelo plano de seguros previsto na clausula 23.1.

          (S) 4 - As contribuicoes da Concessionaria ao Fundo de
Universalizacao dos Servicos de Telecomunicacoes e ao Fundo para o Desenvolvimento Tecnologico das Telecomunicacoes nao ensejarao revisao das tarifas.

          CLAUSULA 12.4. - Nao sera aplicavel a revisao de tarifas quando ficar caracterizado que os impactos motivadores do pedido por parte da Concessionaria puderem ser neutralizados com a eficiente exploracao do servico, pela expansao do mercado ou pela geracao de receitas alternativas ou complementares associadas ao objeto do presente Contrato, observadas as condicoes competitivas verificadas no momento.

          PARAGRAFO UNICO - A diminuicao da receita decorrente de descontos ou reducao de tarifas nao dara ensejo a revisao das mesmas.

          CLAUSULA 12.5. - O procedimento de revisao de tarifas podera ser iniciado por requerimento da Concessionaria ou por determinacao da ANATEL.

          (S) 1 - Quando o procedimento de revisao das tarifas for iniciado pela Concessionaria deverao ser obedecidos os seguintes requisitos:


            I - ser acompanhado de relatorio tecnico ou laudo pericial que demonstre cabalmente o impacto da ocorrencia na formacao das tarifas ou na estimativa de receitas da Concessionaria;

            II - ser acompanhada de todos os documentos necessarios a demonstracao do cabimento do pleito;

            III - a Concessionaria devera indicar a sua pretensao de revisao tarifaria, informando os impactos e as eventuais alternativas de balanceamento das tarifas; e

            IV - todos os custos com diligencias e estudos necessarios a plena instrucao do pedido correrao por conta da Concessionaria.


            (S) 2 - O procedimento de revisao das tarifas iniciado pela ANATEL devera ser objeto de comunicacao a Concessionaria consignando prazo para sua manifestacao, acompanhada de copia dos laudos e estudos realizados para caracterizar a situacao ensejadora da revisao.

          (S) 3 - O procedimento de revisao das tarifas sera concluido em prazo nao superior a 120 (cento e vinte) dias, ressalvada a hipotese em que seja necessaria a prorrogacao deste para complementacao da instrucao.

          (S) 4 - O requerimento devera ser aprovado pela ANATEL, devendo a Concessionaria providenciar a ampla divulgacao dos novos valores maximos das tarifas revistas, nos termos do que reza o presente Contrato.


CAPITULO XIII - DAS RECEITAS ALTERNATIVAS, COMPLEMENTARES E ACESSORIAS

          Clausula 13.1. - A Concessionaria podera obter outras fontes alternativas de receitas, desde que isso nao implique o descumprimento das normas constantes do Regulamento Geral dos Servicos e das demais normas editadas pela ANATEL.

          (S) 1 - Ressalvadas as hipoteses previstas em lei especifica, concessao ou autorizacao de servico de TV a Cabo, na mesma area referida na clausula 2.1, nao sera outorgada nem transferida pela ANATEL a Concessionaria, suas coligadas, controladas ou controladora, ate que seja expressamente revogada tal vedacao.

          (S) 2 - A Concessionaria, suas coligadas, controladas ou controladoras nao poderao condicionar a oferta do servico ora concedido ao consumo casado de qualquer outro servico, nem oferecer vantagens ao usuario em virtude da fruicao de servicos adicionais aquele objeto do presente Contrato, ainda que prestados por terceiros.

          CLAUSULA 13.2. - A ANATEL podera determinar que a Concessionaria ofereca aos usuarios comodidades ou utilidades correlacionadas ao objeto da concessao, devendo neste caso as partes ajustarem os precos unitarios destes servicos, observados os parametros de mercado e o direito a justa remuneracao.


CAPITULO XIV - DOS DIREITOS E GARANTIAS DOS USUARIOS E DEMAIS PRESTADORES

          Clausula 14.1. - Respeitadas as regras e parametros constantes deste Contrato, constituem direitos dos usuarios do servico objeto da presente concessao:


          I - o acesso ao servico e a sua fruicao dentro dos padroes de qualidade, regularidade e eficiencia previstos no presente Contrato, em seus anexos e nas normas vigentes;

            II - a possibilidade de solicitar a suspensao ou a interrupcao do servico prestado pela Concessionaria;

            III - o tratamento nao discriminatorio quanto as condicoes de acesso e fruicao do servico;

            IV - a obtencao de informacoes adequadas quanto as condicoes de prestacao do servico e as tarifas e aos precos praticados;

            V - a inviolabilidade e o segredo de sua comunicacao, respeitadas as hipoteses e condicoes constitucionais e legais de quebra de sigilo de telecomunicacoes;

            VI - obter, gratuitamente, mediante solicitacao encaminhada ao servico de atendimento dos usuarios mantido pela Concessionaria, a nao divulgacao do seu codigo de acesso;

            VII - a nao suspensao do servico sem sua solicitacao, ressalvada a hipotese de debito diretamente decorrente de sua utilizacao ou por descumprimento dos deveres constantes do art. 4 da Lei n 9.472, de 1997;

            VIII - o conhecimento previo de toda e qualquer alteracao nas condicoes de prestacao do servico que lhe atinjam direta ou indiretamente;

            IX - a privacidade nos documentos de cobranca e na utilizacao de seus dados pessoais pela Concessionaria;

            X - a resposta eficiente e pronta as suas reclamacoes pela Concessionaria, nos termos do previsto na clausula 15.7.;

            XI - o encaminhamento de reclamacoes ou representacoes contra a Concessionaria junto a ANATEL e aos organismos de defesa do consumidor;

            XII - a reparacao pelos danos causados pela violacao dos seus direitos;

            XIII - ver observados os termos do Contrato de Assinatura pelo qual tiver sido contratado o servico;

            XIV - escolher livremente o prestador dos servicos telefonicos de longa distancia nacional e internacional;

            XV - ter respeitado o seu direito de portabilidade de codigos de acesso, observadas as disposicoes do Regulamento de Numeracao editado pela ANATEL;

            XVI - nao ser obrigado a consumir servicos ou a adquirir bens ou equipamentos que nao sejam de seu interesse, bem como a nao ser compelido a se submeter a condicao para recebimento do servico objeto da presente concessao, nos termos da regulamentacao; e

            XVII a substituicao de seu codigo de acesso nos termos da regulamentacao.


            (S) 1 - A Concessionaria observara o dever de zelar estritamente pelo sigilo inerente ao servico telefonico e pela confidencialidade quanto aos dados e informacoes, empregando meios e tecnologias que assegurem este direito dos usuarios.

            (S) 2 - A Concessionaria tornara disponiveis os recursos tecnologicos necessarios a suspensao de sigilo de telecomunicacoes determinada por autoridade judiciaria, na forma da regulamentacao.

            CLAUSULA 14.2. - Aos demais prestadores de servicos de telecomunicacoes serao assegurados, alem dos direitos referidos na clausula anterior, os seguintes direitos:


            I - a interconexao a rede da Concessionaria em condicoes economicas e operacionais nao discriminatorias, sob condicoes tecnicamente adequadas e a precos isonomicos e justos que atendam estritamente ao necessario a prestacao do servico, observada a regulamentacao editada pela ANATEL;

            II - a receber o servico solicitado junto a Concessionaria sem qualquer tipo de discriminacao, pelos precos de mercado ou por precos negociados pelas partes e com as reducoes que forem aplicaveis em funcao dos custos evitados em virtude do consumo em larga escala, respeitada a regulamentacao; e

            III - a obter todas as informacoes que sejam necessarias para a prestacao do servico por eles operados, inclusive aquelas relativas ao faturamento, ressalvado o direito da Concessionaria a preservacao dos seus dados recobertos pelo sigilo empresarial, bem como os direitos de terceiros.


            (S) 1 - Os conflitos entre Concessionaria e demais prestadores serao resolvidos administrativamente pela ANATEL, nos termos da regulamentacao a ser por ela editada.

            (S) 2 - A ANATEL acompanhara permanentemente o relacionamento entre os prestadores que se utilizem do servico ora concedido e a Concessionaria, de modo a coibir condutas que possam implicar prejuizo injusto para qualquer das partes ou que importem em violacao a ordem economica e a livre concorrencia, comunicando, nestas hipoteses, tais condutas ao Conselho Administrativo de Defesa Economica - CADE, apos o exercicio de sua competencia, na forma do disposto no art. 19, inciso XIX, da Lei n
9.472, de 1997.

            CLAUSULA 14.3. Observada a regulamentacao, sera assegurado o direito de qualquer usuario a prestacao e fruicao de servicos de valor adicionado, que devera se dar em condicoes tecnicamente adequadas e a precos isonomicos e justos, sendo defeso a Concessionaria o estabelecimento de qualquer entrave ou restricao a fruicao do servico ora concedido.

            PARAGRAFO UNICO - Entende-se por servico de valor adicionado toda a atividade que acrescentar ao servico objeto desta concessao, sem com ele se confundir, novas utilidades relacionadas ao acesso, armazenamento, apresentacao, movimentacao ou recuperacao de informacoes.


CAPITULO XV - DOS DIREITOS, GARANTIAS E OBRIGACOES DA CONCESSIONARIA

            CLAUSULA 15.1. - Alem das outras obrigacoes decorrentes deste Contrato e inerentes a prestacao do servico, incumbira a Concessionaria :


            I - prestar o servico com absoluta observancia do disposto no presente Contrato, submetendo-se plenamente a regulamentacao editada pela ANATEL;

            II - implantar todos os equipamentos e instalacoes necessarios a prestacao, continuidade, modernizacao, ampliacao e universalizacao do servico objeto da concessao, dentro das especificacoes constantes do presente Contrato;

            III - manter em perfeitas condicoes de operacao e funcionamento a rede de telecomunicacoes, em quantidade, extensao e localizacoes pertinentes e suficientes a adequada prestacao do servico;

            IV - prover recursos financeiros necessarios ao atendimento dos parametros de universalizacao e continuidade constantes do presente Contrato e a prestacao adequada do servico;

            V - prestar a ANATEL, na forma e periodicidade previstas na regulamentacao, contas e informacoes de natureza tecnica, operacional, economica, financeira e contabil, bem como fornecer-lhe todos os dados e elementos referentes ao servico que sejam solicitados;

            VI - manter os terminais de uso publico, permanentes ou temporarios, na forma prevista neste Contrato;

            VII - submeter-se a fiscalizacao da ANATEL, permitindo o acesso de seus agentes as instalacoes integrantes do servico bem como a seus registros contabeis;

            VIII - manter registros contabeis separados por servico, bem como ter em dia o inventario dos bens e dos componentes do ativo imobilizado da empresa;

            IX - manter sistema de informacao e atendimento do usuario, nos termos da clausula 15.7.;

            X - zelar pela integridade dos bens vinculados a prestacao do servico;

            XI - submeter a aprovacao da ANATEL, previamente a sua utilizacao, a minuta de Contrato- Padrao a ser celebrado com os assinantes, bem como todas as alteracoes, aditamentos ou variantes a ele aplicaveis;

            XII - submeter a aprovacao previa da ANATEL os acordos operacionais ou contratos de prestacao de servicos, de associacao ou de parceria, que pretenda firmar com entidades estrangeiras;

            XIII - encaminhar para publicacao na Biblioteca da ANATEL copia de acordos e contratos relativos a prestacao do servico ora concedido com prestadores nacionais e estrangeiros de servicos de telecomunicacoes;

            XIV - divulgar, diretamente ou atraves de terceiros, o codigo de acesso dos seus assinantes e dos demais assinantes de prestadores do Servico Telefonico Fixo Comutado, em regime publico e privado, na area de concessao, com exclusao daqueles que requererem expressamente a omissao dos seus dados pessoais;

            XV - fornecer, em prazos e a precos razoaveis e de forma nao discriminatoria, a relacao de seus assinantes a quem queira divulga-la;

            XVI - respeitar rigorosamente o dever de sigilo e confidencialidade das telecomunicacoes, observadas as prescricoes legais e contratuais;

            XVII - respeitar a privacidade dos assinantes com relacao aos documentos de cobranca e a todas as informacoes pessoais a eles referentes;

            XVIII - cumprir, as suas proprias expensas, observado o disposto na clausula 7.2 deste Contrato, todas as metas de universalizacao expressamente constantes deste Contrato;

            XIX - implementar projetos de expansao e universalizacao do servico que venham a ser determinados pela ANATEL, segundo patamares de ressarcimento, prazos e condicoes de implementacao estabelecidos, observado o disposto na clausula 7.3.;

            XX - submeter previamente a ANATEL toda e qualquer alteracao que pretenda fazer nos seus estatutos quanto a cisao, fusao, transformacao, incorporacao, bem como a transferencia de controle ou alteracao no capital social;

            XXI - assegurar a qualquer outro prestador de servico de telecomunicacoes a interconexao com sua rede, observadas a regulamentacao especifica e as normas do presente Contrato;

            XXII - tornar disponivel aos demais prestadores do Servico Telefonico Fixo Comutado os servicos de faturamento e arrecadacao, cobrando por estes precos justos e compativeis nos termos do presente Contrato e da regulamentacao;

            XXIII - observar todos os direitos dos demais prestadores de servicos de telecomunicacoes, omitindo-se de praticar qualquer conduta discriminatoria ou voltada a obstar a atividade destes;

            XXIV - utilizar, sempre que exigido pela regulamentacao, equipamentos com certificacao expedida ou aceita pela ANATEL;

            XXV - observar as normas e os padroes tecnicos vigentes no Brasil, omitindo-se de qualquer pratica discriminatoria em relacao a bens e equipamentos produzidos no pais;

            XXVI - colocar a disposicao das autoridades e dos agentes da defesa civil, nos casos de calamidade publica, todos os meios, sistemas e disponibilidades que lhe forem solicitados com vistas a dar-lhes suporte ou a amparar as populacoes atingidas;

            XXVII - atender com prioridade o Presidente da Republica, seus representantes protocolares, sua comitiva e pessoal de apoio, bem como os Chefes de Estado estrangeiros, quando em visitas ou deslocamentos oficiais pelo territorio brasileiro, tornando disponiveis os meios necessarios para adequada comunicacao destas autoridades, observada a regulamentacao editada pela ANATEL;

            XXVIII - arcar com o onus fixado pela ANATEL no caso de prorrogacao do prazo da concessao, nos termos do art. 207, (S) 1, da Lei n 9.472, de 1997, e da clausula 3.3.;

            XXIX - pagar todas as taxas de fiscalizacao e funcionamento das suas instalacoes, na forma da regulamentacao;

            XXX - publicar anualmente, independente do regime juridico a que esteja sujeita, balanco e demonstracoes financeiras levantadas ao final de cada exercicio social, observadas as disposicoes da legislacao vigente e da regulamentacao editada pela ANATEL;

            XXXI - observar as normas vigentes no pais quanto a utilizacao de mao-de-obra estrangeira, inclusive nos cargos de maior qualificacao;

            XXXII - indenizar os usuarios pelos danos efetivamente decorrentes da nao prestacao do servico que seria exigivel frente aos parametros de continuidade e as metas de universalizacao previstas no presente Contrato;

            XXXIII - nao despender com contratos de prestacao de servicos de gerencia, inclusive assistencia tecnica, com entidades estrangeiras, em relacao a receita anual do Servico Telefonico Fixo Comutado, liquida de impostos e contribuicoes, valores superiores a:

            a) 1% (um por cento) ao ano, ate 31/12/2000;

            b) 0,5% (zero virgula cinco por cento) ao ano, de 01/01/2001 a 31/12/2002; e

            c) 0,2% (zero virgula dois por cento) ao ano, a partir de
            01/01/2003;

            XXXIV dar cumprimento a acordos firmados entre o Brasil e outros paises e organismos internacionais, na forma regulamentada pela ANATEL; e

            XXXV dar cumprimento aos contratos celebrados com a TELEBRAS, cujos objetos sejam a prestacao de servicos pelo Centro de Pesquisa e Desenvolvimento CPqD ou seu sucessor.


            PARAGRAFO UNICO As decisoes relativas ao inciso XXXIII desta clausula em contratos de prestacao de servicos e assistencia tecnica, entre a Concessionaria e terceiros vinculados aos acionistas controladores, deverao ser tomadas em assembleia geral extraordinaria, devendo a Concessionaria fazer constar no seu estatuto social, ate 31.12.98, que as acoes preferenciais terao direito a voto nessas decisoes, sem prejuizo do disposto no (S) 1 do artigo 115 da Lei n 6.404, de 15 de dezembro de 1976.

            CLAUSULA 15.2. - Sem prejuizo das demais disposicoes constantes deste Contrato e das garantias asseguradas em lei constituem direitos da
Concessionaria:


            I - explorar o servico concedido dentro de sua estrategia empresarial, definindo livremente seus investimentos, respeitadas a regulamentacao editada pela ANATEL e as disposicoes deste Contrato;

            II - indicar representante para acompanhar a atividade fiscalizatoria da ANATEL;

            III - interromper, nos termos da clausula 8.3 deste Contrato, ou nao atender a solicitacao de prestacao de servico para o assinante inadimplente com as suas obrigacoes contratuais com a Concessionaria;

            IV - solicitar a instauracao do procedimento de arbitragem nas hipoteses e na forma prescrita no Capitulo XXX deste Contrato;

            V - ter preservadas as condicoes economicas de exploracao do servico contra alteracoes que importem em enriquecimento imotivado da Uniao ou dos usuarios nos termos do disposto no Capitulo XII;

            VI - solicitar a revisao das tarifas aplicadas ao servico concedido, na forma do disposto neste Contrato;

            VII - solicitar da ANATEL a confidencialidade de informacao colhida no exercicio da atividade fiscalizatoria, nos termos do disposto neste Contrato;

            VIII - empregar na execucao dos servicos equipamentos e infra-estrutura que nao lhe pertencam, observado o disposto na clausula 21.1. deste Contrato; e

          IX - contratar com terceiros o desenvolvimento de atividades inerentes, acessorias ou complementares ao servico, bem como a implementacao de projetos associados.


          CLAUSULA 15.3. - Durante a vigencia do Contrato, a Concessionaria sera a unica responsavel, perante terceiros, pelos atos praticados pelo seu pessoal, prepostos e contratados, na prestacao do Servico Telefonico Fixo Comutado, bem como pelo uso dos equipamentos, instalacoes ou redes, excluidas a Uniao e a ANATEL de quaisquer reclamacoes e/ou indenizacoes.

          CLAUSULA 15.4. - A Concessionaria nao podera opor embaracos a obras de interesse publico, qualquer que seja a sua natureza, sempre que se tornar necessaria a remocao de instalacoes ou de redes telefonicas para viabilizacao de intervencoes promovidas, direta ou indiretamente, por qualquer orgao ou entidade da Administracao publica.

          CLAUSULA 15.5. - A Concessionaria devera pactuar diretamente com cada Prefeitura Municipal das areas de exploracao do servico bem como com as demais Concessionarias de servicos publicos as condicoes para colocacao de postes e cruzetas para suspensao de suas linhas e cabos aereos, bem como dutos e canalizacoes subterraneos destinados a passagem de cabos sob ruas e logradouros publicos.

          (S) 1 - A Concessionaria diligenciara junto aos titulares de bens publicos ou privados sobre ou sob os quais tenha que passar dutos ou canalizacoes ou ainda instalar suportes para colocacao dos mesmos, obtendo o respectivo consentimento ou servidao para tal fim.

          (S) 2 - A Concessionaria devera promover junto as respetivas autoridades municipais as tratativas necessarias ao estabelecimento das condicoes para superacao das interferencias na rede necessaria a prestacao do servico, inclusive quanto ao corte e poda de arvores.

          CLAUSULA 15.6. - Nos termos do disposto no art. 73 da Lei n 9.472, de 1997, a Concessionaria podera utilizar postes, dutos, condutos e servidoes pertencentes ou controlados por outros prestadores de servicos de telecomunicacoes ou de outros servicos de interesse publico.

          (S) 1 - A utilizacao dos meios referidos no caput desta clausula devera ser realizada de forma nao discriminatoria e a precos justos e razoaveis.

          (S) 2 - A Concessionaria devera tornar disponivel aos demais prestadores de servicos de telecomunicacoes, classificados pela ANATEL como de interesse coletivo, os meios de sua propriedade ou por ela controlados, referidos no caput desta clausula, respeitadas as mesmas condicoes previstas no paragrafo anterior.

          (S) 3 - Sempre que a Concessionaria nao chegar a um acordo com os demais prestadores de servicos acerca da utilizacao dos meios referidos nesta clausula, cabera a ANATEL, isoladamente ou em conjunto com os demais orgaos reguladores envolvidos, definir as condicoes desta utilizacao.

          CLAUSULA 15.7. - A Concessionaria mantera durante todo o prazo da presente concessao, central de informacao e de atendimento do usuario, funcionando 24 (vinte e quatro) horas por dia, capacitada para receber e processar solicitacoes, queixas e reclamacoes encaminhadas pelos usuarios pessoalmente ou por qualquer meio de comunicacao a distancia.

          (S) 1 - A Concessionaria devera divulgar a todos os usuarios os enderecos e codigos de acesso a sua central de informacao e de atendimento do usuario, os quais deverao constar necessariamente do Contrato - Padrao com eles firmado para prestacao do servico.

          (S) 2 - A Concessionaria devera tornar disponivel e divulgar codigo de acesso facil e gratuito para o encaminhamento de solicitacoes dos usuarios por via telefonica.

          (S) 3 - Todas as solicitacoes, reclamacoes ou queixas encaminhadas pelos usuarios, por qualquer meio, deverao receber um numero de ordem, que sera informado ao interessado para possibilitar seu acompanhamento.

          (S) 4 - O usuario sera informado pela Concessionaria nos prazos definidos no Plano Geral de Metas de Qualidade, quanto as providencias adotadas em funcao da sua solicitacao, reclamacao ou queixa.

          (S) 5 - Caso a ANATEL constate existir dificuldade de acesso pelos usuarios da central de informacao e de atendimento podera determinar a Concessionaria a ampliacao dos meios de acesso disponiveis, sob pena de considerar desatendida a obrigacao prevista nesta clausula.


          CLAUSULA 15.8 - Na contratacao de servicos e na aquisicao de equipamentos e materiais vinculados ao servico objeto deste Contrato, a Concessionaria se obriga a considerar ofertas de fornecedores independentes, inclusive os nacionais, e basear suas decisoes, com respeito as diversas ofertas apresentadas, no cumprimento de criterios objetivos de preco, condicoes de entrega e especificacoes tecnicas estabelecidas na regulamentacao pertinente.

            (S) 1 - Nos casos em que haja equivalencia entre ofertas, a empresa Concessionaria se obriga a utilizar como criterio de desempate, a preferencia a servicos oferecidos por empresas situadas no Pais, equipamentos e materiais produzidos no Pais, e, entre eles, aqueles com tecnologia nacional. A equivalencia referida nesta clausula sera apurada quando, cumulativamente:

            I - o preco nacional for menor ou igual ao preco do importado, posto no territorio nacional, incluidos os tributos incidentes;

            II - o prazo de entrega for compativel com as necessidades do servico; e

            III - sejam satisfeitas as especificacoes tecnicas estabelecidas na regulamentacao pertinente e possuam certificacao expedida ou aceita pela ANATEL, quando aplicavel.


            (S) 2 - Compreende-se como servicos aqueles relacionados com a pesquisa e desenvolvimento, planejamento, projeto, implantacao e instalacao fisica, operacao, manutencao, supervisao e testes de avaliacao de sistemas de telecomunicacoes.

            (S) 3 - A operacionalizacao do disposto nesta clausula sera objeto de regulamentacao por parte da ANATEL, incluindo sancoes aplicaveis.


CAPITULO XVI - DAS OBRIGACOES E PRERROGATIVAS DA ANATEL

          CLAUSULA 16.1. - Alem das outras prerrogativas inerentes a sua funcao de orgao regulador e das demais obrigacoes decorrentes do presente Contrato, incumbira a ANATEL:


            I - acompanhar e fiscalizar a prestacao do servico e a conservacao dos bens reversiveis, visando ao atendimento das normas, especificacoes e instrucoes estabelecidas neste Contrato e em seus anexos;

            II - proceder as vistorias para a verificacao da adequacao das instalacoes e equipamentos, determinando as necessarias correcoes, reparos, remocoes, reconstrucoes ou substituicoes, as expensas da Concessionaria;

            III - regulamentar permanentemente a prestacao do servico concedido;

            IV - intervir na execucao do servico quando necessario, a fim de assegurar sua regularidade e o fiel cumprimento do Contrato e das normas legais pertinentes;

            V - aplicar as penalidades previstas na regulamentacao do servico e, especificamente, neste Contrato;

            VI - deliberar sobre os Planos Alternativos de Servico Local apresentados pela Concessionaria;

            VII - autorizar o reajuste e proceder a revisao das tarifas, nos termos e conforme o disposto neste Contrato;

            VIII - atuar dentro dos limites previstos neste Contrato com vista a impedir o enriquecimento imotivado das partes, nos termos deste Contrato;

            IX - zelar pela boa qualidade do servico, receber, apurar e solucionar queixas e reclamacoes dos usuarios, cientificando-os, em ate noventa dias, das providencias tomadas com vista a repressao de infracoes a seus direitos;

            X - declarar extinta a Concessao nos casos previstos neste Contrato;

            XI - zelar pela garantia de interconexao, dirimindo eventuais pendencias surgidas entre a Concessionaria e demais prestadores;

            XII - zelar pelo atendimento das metas de universalizacao previstas neste Contrato, e as metas que vierem a ser estabelecidas nos Planos de Metas posteriores;

            XIII - acompanhar permanentemente o relacionamento entre a Concessionaria e demais prestadores de servicos de telecomunicacoes, dirimindo conflitos surgidos entre eles;

            XIV - coibir condutas da Concessionaria contrarias ao regime de competicao, observadas as competencias legais do CADE;

            XV - propor, por solicitacao da Concessionaria, ao Presidente da Republica, por intermedio do Ministerio das Comunicacoes, a declaracao de utilidade publica para fins de desapropriacao ou instituicao de servidao administrativa, dos bens necessarios a implantacao ou manutencao do servico objeto deste Contrato;

          XVI - exercer a atividade fiscalizatoria do servico nos termos do disposto neste Contrato; e

          XVII - arrecadar as taxas relativas ao FISTEL, adotando as providencias previstas na legislacao vigente.


CAPITULO XVII - DA CONCESSIONARIA

          CLAUSULA 17.1. - A Concessionaria e empresa constituida segundo as leis brasileiras, sob natureza de sociedade por acoes, tendo por finalidade exclusiva a exploracao do servico objeto da presente concessao, ressalvados os servicos nos termos do disposto no (S) 3 do art. 207 da Lei n 9.472, de 1997.

          PARAGRAFO UNICO - Se aprovada alteracao estatutaria da Concessionaria, os documentos que a formalizarem serao encaminhados a ANATEL para arquivamento, passando a fazer parte integrante do presente Contrato.

          CLAUSULA 17.2. - A Concessionaria e seus controladores se obrigam a manter, durante todo o prazo da concessao e de sua prorrogacao, no minimo, todas as condicoes de prestacao do servico e de capacitacao existentes a epoca da entrada em vigencia do presente Contrato.

          CLAUSULA 17.3. A Concessionaria e seus controladores se obrigam a assegurar, durante o prazo da concessao e sua prorrogacao, a efetiva existencia, em territorio nacional, dos centros de deliberacao e implementacao das decisoes estrategicas, gerenciais e tecnicas envolvidas no cumprimento do presente Contrato, inclusive fazendo refletir tal obrigacao na composicao e nos procedimentos decisorios de seus orgaos de administracao.

          PARAGRAFO UNICO A Concessionaria devera inserir, no seu estatuto, ate 31 de dezembro de 1998, disposicoes que garantam o cumprimento do disposto no caput desta clausula.


CAPITULO XVIII - DA TRANSFERENCIA DA CONCESSAO E DO CONTROLE DA CONCESSIONARIA

          Clausula 18.1. - A transferencia da concessao ou do controle, direto ou indireto, da Concessionaria so sera autorizada pela ANATEL, observados o Plano Geral de Outorgas e o art. 202 da Lei n 9.472, de 1997, quando:

          I - o cessionario preencha todos os requisitos estabelecidos nos termos do art. 200 da Lei n 9.472, de 1997; e

          II - a medida nao prejudique a competicao e nao coloque em risco a execucao do Contrato e as normas gerais de protecao a ordem economica.


          PARAGRAFO UNICO - O descumprimento de qualquer disposicao constante desta clausula importara na caducidade da presente concessao.

          CLAUSULA 18.2. - Poderao ser livremente dadas em caucao as acoes da Concessionaria cuja transferencia nao altere seu controle.

          PARAGRAFO UNICO - No caso de caucao de acoes que importem oneracao do patrimonio da Concessionaria, deverao ser previstos nos contratos de financiamento dispositivos que submetam os credores, em caso de execucao, as regras constantes deste Capitulo.


CAPITULO XIX - DO REGIME DE FISCALIZACAO

          CLAUSULA 19.1. - A ANATEL exercera a fiscalizacao do servico ora concedido a fim de assegurar o cumprimento dos pressupostos de universalizacao e continuidade inerentes ao regime publico de sua prestacao, bem como para zelar pelo cumprimento das metas e dos compromissos constantes do presente Contrato.

          (S) 1 - A fiscalizacao a ser exercida pela ANATEL compreendera a inspecao e o acompanhamento das atividades, equipamentos e instalacoes da Concessionaria, implicando amplo acesso a todos os dados e informacoes da Concessionaria ou de terceiros.

          (S) 2 - As informacoes colhidas no exercicio da atividade fiscalizatoria serao publicadas na Biblioteca, a excecao daquelas que, por solicitacao da Concessionaria, sejam consideradas pela ANATEL como de carater confidencial.

          (S) 3 - As informacoes que venham a ser consideradas de carater confidencial nos termos do paragrafo anterior, somente serao utilizadas nos procedimentos correlacionados ao presente Contrato, respondendo a ANATEL e aqueles por ela indicados por qualquer divulgacao, ampla ou restrita, de tais informacoes fora deste ambito de utilizacao.

          CLAUSULA 19.2. - A Concessionaria, por intermedio de representante indicado, podera acompanhar toda e qualquer atividade da fiscalizacao da ANATEL, nao podendo obstar ou impedir a atuacao da fiscalizacao, sob pena de incorrer nas penalidades previstas neste Contrato.


CAPITULO XX - DA PRESTACAO DE CONTAS PELA CONCESSIONARIA

          Clausula 20.1. - Na forma da regulamentacao, a Concessionaria devera enviar periodicamente a ANATEL relatorios estatisticos e circunstanciados de todo o servico prestado, contendo, entre outros elementos, os indicadores de expansao e abrangencia da rede de telefonia, bem como noticiando o estagio tecnologico dos equipamentos utilizados.


CAPITULO XXI - DOS BENS VINCULADOS A CONCESSAO

          Clausula 21.1. - Integram o acervo da presente concessao, sendo a ela vinculados, todos os bens pertencentes ao patrimonio da Concessionaria e que sejam indispensaveis a prestacao do servico ora concedido, especialmente aqueles qualificados como tal no Anexo 01 - Qualificacao dos Bens Reversiveis da Prestacao do Servico Telefonico Fixo Comutado Local.

          (S) 1 - Integram tambem o acervo dos bens vinculados a concessao as autorizacoes de uso do espectro de radiofrequencias que lhe sejam outorgadas e, quando couber, o direito de uso de posicoes orbitais, observado o disposto nos artigos 48 e 161 da Lei n 9.472, de 1997, e ainda o constante da clausula 4.1. do presente Contrato.

          (S) 2 - Em relacao aos bens vinculados a concessao, a Concessionaria somente podera empregar diretamente na prestacao do servico ora concedido equipamentos, infra-estrutura, logiciarios ou qualquer outro bem que nao sejam de sua propriedade mediante previa e expressa anuencia da ANATEL, que podera dispensar tal exigencia nos casos e hipoteses dispostas na regulamentacao.

          (S) 3 - Havendo risco a continuidade dos servicos ou impedimento da reversao dos bens vinculados a concessao, a ANATEL podera negar autorizacao para utilizacao de bens de terceiros ou exigir que o respectivo Contrato contenha clausula pela qual o proprietario se obriga, em caso de extincao da concessao, a manter os Contratos e em subrogar a ANATEL nos direitos dele decorrentes.


CAPITULO XXII - DO REGIME DE REVERSAO

          CLAUSULA 22.1. - Quando da extincao da concessao reverterao automaticamente a ANATEL todos os bens vinculados a concessao na forma do Capitulo XXI supra, resguardado a Concessionaria o direito as indenizacoes previstas na legislacao e neste Contrato.

          PARAGRAFO UNICO - Ate 180 (cento e oitenta) dias apos o advento da extincao da concessao sera procedida uma vistoria dos bens que a integram e lavrado um Termo de Devolucao e Reversao dos Bens, com indicacao detalhada do estado de conservacao dos mesmos, facultado o acompanhamento por representante(s) da Concessionaria.

          CLAUSULA 22.2. - A Concessionaria se obriga a entregar os bens reversiveis em perfeitas condicoes de operacionalidade, utilizacao e manutencao, sem prejuizo do desgaste normal resultante do seu uso.

          PARAGRAFO UNICO - Os bens reversiveis serao transferidos a ANATEL livres de quaisquer onus ou encargos, observada a hipotese do paragrafo 2 da clausula seguinte.

          CLAUSULA 22.3. - A reversao dos bens de que trata o Capitulo XXI supra, ao final do prazo contratual, sera feita sem indenizacao, ressalvado o disposto nesta clausula.

          (S) 1 - Somente cabera indenizacao em favor da Concessionaria caso existam, ao final da Concessao, bens ainda nao integralmente amortizados, cuja aquisicao tenha sido previamente autorizada pela ANATEL, ou adquiridos antes da assinatura deste Contrato, com o objetivo de garantir a continuidade e a atualidade do servico concedido.

          (S) 2 - Alternativa ou supletivamente a indenizacao disposta no paragrafo anterior, a ANATEL podera admitir a transferencia de bens que tenham sido dados em garantia do seu proprio financiamento, subrogando-se na parcela financiada ainda inadimplida.

          CLAUSULA 22.4. - Ao final da Concessao a ANATEL procedera a avaliacao dos bens referidos na clausula 21.1, podendo recusar a reversao de bens que considere prescindiveis ou inaproveitaveis para aplicacao na exploracao do servico, garantido o direito da Concessionaria ao contraditorio, inclusive atraves da elaboracao e apresentacao, as suas expensas, de laudos ou estudos demonstradores da necessidade de reversao.

          PARAGRAFO UNICO - Caso a Concessionaria nao concorde com a decisao da ANATEL quanto ao disposto nesta clausula admitir-se-a o recurso ao processo de solucao de divergencias prescrito neste Contrato.

CAPITULO XXIII - DO PLANO DE SEGUROS

          CLAUSULA 23.1. - Durante todo o prazo de vigencia da concessao, a Concessionaria devera manter com Companhia Seguradora de porte compativel com o objeto segurado, registrada junto aos orgaos regulatorios do setor, as seguintes apolices de seguros necessarias para garantir a efetiva e abrangente cobertura de riscos inerentes ao desenvolvimento de todas as atividades contempladas no presente Contrato:


            I - seguro do tipo "todos os riscos" para danos materiais cobrindo a perda, destruicao ou dano em todos ou em qualquer bem integrante da concessao, devendo tal seguro contemplar todas as coberturas compreendidas de acordo com os padroes internacionais;

            II - seguro de preservacao de condicoes economicas para continuidade da exploracao do servico, cobrindo, no minimo, os custos operacionais contra variacoes nas receitas da Concessionaria, decorrentes de sinistros ou modificacoes nas condicoes de exploracao do Contrato que nao sejam cobertas pelos seguros de danos materiais, desde que a pactuacao desta modalidade de seguro seja admitida pelas normas brasileiras e expressamente autorizada pelo Instituto de Resseguros do Brasil IRB ou orgao equivalente; e

            III - seguro garantia do cumprimento das obrigacoes relativas a qualidade e a universalizacao previstas neste Contrato ("Performance Bond", carta de credito e valor mantido em caucao) no valor correspondente a 10% do montante de investimentos estimado a cada ano para cumprimento das metas previstas no presente Contrato.


          (S) 1 - A Concessionaria devera fazer constar das apolices de seguro a obrigacao de a Seguradora informar, por escrito, com antecedencia minima de 10
(dez) dias, a Concessionaria e a ANATEL, quaisquer fatos que possam implicar o cancelamento total ou parcial das apolices contratadas, reducao de coberturas, aumento de franquias ou reducao dos valores segurados.

          (S) 2 - As apolices emitidas em atendimento ao disposto nesta clausula nao poderao conter obrigacoes, restricoes ou disposicoes que colidam com as disposicoes do presente Contrato ou com a regulamentacao e deverao conter declaracao expressa da Seguradora que conhece integralmente o presente ajuste, inclusive no tocante aos limites dos direitos da Concessionaria.

          (S) 3 - No caso de descumprimento, pela Concessionaria, da obrigacao de manter em plena vigencia as apolices de seguro previstas, a ANATEL, independentemente da sua faculdade de decretar a intervencao ou a caducidade da presente concessao, podera proceder a contratacao e ao pagamento direto dos premios respectivos, correndo os custos por conta da Concessionaria.

          (S) 4- Anualmente, ate o final do mes de Janeiro, a Concessionaria devera apresentar certificado emitido pela(s) seguradora(s) confirmando que todos os premios vencidos no ano precedente encontram-se quitados e que as apolices contratadas estao em plena vigencia ou foram renovadas.

          (S) 5 - As apolices referidas nesta clausula deverao obedecer aos seguintes prazos de apresentacao e vigencia:

          I a apolice referida no inciso I do caput desta clausula devera ser apresentada em ate 90 (noventa) dias, contados da assinatura do presente Contrato e tera vigencia imediata;

          II a apolice referida no inciso II do caput desta clausula devera ser apresentada ate 30 de novembro de 1999, com vigencia a partir de 1 de janeiro de 2000; e

          III a apolice referida no inciso III do caput desta clausula devera ser apresentada ate 30 de novembro de 2000, com vigencia a partir de 1 de janeiro de 2001.

          (S) 6 - A ANATEL podera alterar as coberturas ou os prazos de apresentacao das apolices referidas nesta clausula, com vistas a adequar tais exigencias a regulamentacao editada pela Superintendencia de Seguros Privados SUSEP ou as condicoes estabelecidas pelo Instituto de Resseguros do Brasil IRB, bem como quando forem editadas normas que obstem a contratacao dos seguros aqui referidos ou quando nao existam condicoes de mercado amplo e competitivo que permitam a sua contratacao a custos razoaveis.


CAPITULO XXIV - DA INTERCONEXAO

          Clausula 24.1. - A Concessionaria tem obrigacao de permitir, facilitar, tornar disponivel e efetivar a interconexao, a rede por ela operada, de redes de outros prestadores de servicos de telecomunicacoes, em regime publico ou privado, sempre que estes o solicitem, observando e fazendo observar as normas e regulamentos editados pela ANATEL a este respeito.

          CLAUSULA 24.2. - As tarifas de uso de rede vigentes na assinatura do presente Contrato sao aquelas constantes da Portaria n.

2.505, de 20 de dezembro de 1996, do Ministerio das Comunicacoes e poderao ser atualizadas e revistas consoante o disposto neste Contrato e na regulamentacao.

          CLAUSULA 24.3. A Concessionaria tera os mesmos direitos e obedecera as mesmas condicoes de interconexao a que estejam sujeitos os demais prestadores.

          PARAGRAFO UNICO - A Concessionaria devera tornar disponivel para interconexao os elementos da rede com maior nivel de desagregacao tecnicamente possivel, observada a regulamentacao da ANATEL.


CAPITULO XXV - DAS SANCOES

          CLAUSULA 25.1. - Na execucao do presente Contrato, a Concessionaria se sujeita as seguintes sancoes, que serao aplicadas mediante decisao fundamentada da ANATEL, assegurado o seu direito de defesa nos termos do disposto no seu Regimento Interno e sem prejuizo das demais penalidades previstas na regulamentacao:

            I - por violacao das disposicoes do presente Contrato que importe em nao atendimento de metas de universalizacao; multa de ate R$50.000.000,00 (cinquenta milhoes de reais);

            II - por ato ou omissao contrario as disposicoes constantes deste Contrato que acarrete prejuizo a competicao no setor de telecomunicacoes; multa de ate R$ 50.000.000,00 (cinquenta milhoes de reais);

            III - por violacao as disposicoes contratuais que importe em nao cumprimento das metas e parametros de qualidade na prestacao do servico; multa de ate R$40.000.000,00 (quarenta milhoes de reais);

            IV - por outro ato ou omissao nao enquadrado nos incisos anteriores que importe em violacao aos direitos do usuario definidos neste Contrato ou acarrete-lhe prejuizo; multa de ate R$30.000.000,00 (trinta milhoes de reais);

            V por ato ou omissao que viole o disposto na clausula 15.8 deste Contrato, referente a contratacao de servicos e aquisicao de equipamentos e materiais produzidos no Pais; multa de R$ 30.000.000,00 (trinta milhoes de reais);

            VI - por qualquer ato ou omissao que traga obice ou dificuldade ao exercicio da atividade fiscal da ANATEL prevista neste Contrato; multa de ate R$20.000.000 (vinte milhoes de reais);

            VII - por ato, omissao ou negligencia que coloque em risco a seguranca das instalacoes; multa de ate R$15.000.000,00 (quinze milhoes de reais);

            VIII - por ato ou omissao que acarrete dano ou ponha em risco bens ou equipamentos vinculados a concessao; multa de ate R$ 10.000.000,00 (dez milhoes de reais); e

            IX - pelo descumprimento de qualquer obrigacao prevista expressamente neste Contrato, exceto as indicadas nos incisos anteriores, cujas sancoes ja estao neles estabelecidas; multa de ate R$ 10.000.000,00 (dez milhoes de reais).


            (S) 1 - A infracao prescrita no inciso I desta clausula estara caracterizada quando a Concessionaria nao cumprir, nos prazos previstos neste Contrato, suas obrigacoes quanto a expansao do servico, ampliacao da prestacao do servico, atraves de telefones de uso publico e atendimento a localidades, consoante o disposto no Plano Geral de Metas de Universalizacao e no Anexo 02 Metas de Universalizacao, integrante do presente Contrato, e a sancao sera aplicada levando em consideracao, alem dos principios gerais constantes deste Capitulo, os seguintes fatores:


            a) a diferenca entre o estagio de implementacao verificado e a meta definida no Contrato;

            b) a possibilidade de recuperacao do cronograma de implementacao as expensas da Concessionaria;

            c) o prejuizo para a politica refletida no Plano Geral de Metas para a Universalizacao;

            d) os danos trazidos aos beneficiarios diretos das metas desatendidas; e

            e) eventuais circunstancias de ordem tecnica ou economica que possam atenuar a responsabilidade da Concessionaria, sem elidi-la.


            (S) 2 - A infracao prescrita no inciso II supra tera sua gravidade definida exclusivamente em funcao dos criterios gerais prescritos na clausula
25.2 e sera caracterizada pela conduta da Concessionaria que, direta ou indiretamente, possa importar prejuizo a competicao no setor, especialmente:

            a) oferecimento de obice ou dificuldade a opcao por outro prestador do servico concedido ou do servico de longa distancia nacional e internacional;

            b) recusa em dar interconexao a prestador de servico de telecomunicacoes;

            c) oferecimento de obices ou dificuldades a atividade de prestadores de servico de valor adicionado;

            d) condicionamento da prestacao do servico concedido ou oferecimento de vantagens em funcao de aquisicao, pelo usuario, de servico estranho ao presente Contrato;

            e) execucao de qualquer servico de telecomunicacoes que nao seja objeto de concessao ou autorizacao outorgadas pela ANATEL em seu favor;

            f) pela nao preservacao dos niveis de qualidade praticados quanto a interconexao; e

            g) procrastinacao na entrega de informacoes essenciais a atividade dos demais prestadores, especialmente no que tange as bases cadastrais.

            (S) 3 - A infracao prescrita no inciso III desta clausula sera caracterizada pela prestacao reiterada do servico concedido aquem dos parametros de qualidade definidos no Plano Geral de Metas de Qualidade ou pela comprovada violacao dos indicadores referidos no Capitulo VI, sendo na primeira hipotese considerada infracao grave, especialmente:

            a) a nao alocacao na operacao e manutencao do servico dos recursos humanos e materiais necessarios a preservacao dos padroes minimos de qualidade; e

            b) negligencia na modernizacao da rede que afete a qualidade do servico.

            (S) 4 - A infracao prescrita no inciso IV supra tera sua escala de gravidade definida em funcao do numero de usuarios atingidos e dos prejuizos causados, ficando caracterizada pela violacao, comissiva ou omissiva, direta ou indireta, de obrigacao prevista neste Contrato, que nao implique afronta aos deveres quanto a universalizacao e qualidade, mas que acarrete violacao dos direitos dos usuarios, especialmente:

            a) a interrupcao na prestacao dos servicos por prazo superior ao estabelecido no Plano de Metas de Qualidade, salvo a ocorrencia das situacoes previstas no paragrafo unico da clausula 6.3;

            b) a recusa em prestar o servico concedido a qualquer interessado;

            c) o nao cumprimento do dever de prestar informacoes ao usuario;

            d) a violacao do sigilo de telecomunicacoes, fora das hipoteses legais, ainda que praticada por terceiros nas instalacoes sob responsabilidade da Concessionaria;

            e) o nao cumprimento do dever de fornecer gratuitamente listas telefonicas;

            f) a nao manutencao de central de informacao e de atendimento ao usuario na forma prescrita neste Contrato;

            g) a cobranca de tarifa ou preco em desacordo com as regras estipuladas neste Contrato e na regulamentacao; e

            h) a restricao ao exercicio do direito a livre escolha entre planos de servico;

            (S) 5 - A sancao prevista no inciso V sera caracterizada pela verificacao de violacao da obrigacao contida na clausula 15.8 e tera sua gravidade definida conforme dispuser a regulamentacao.

            (S) 6 - A infracao prescrita no inciso VI supra tera sua gravidade definida em funcao da relevancia da atividade fiscal obstada e sera caracterizada pela violacao, comissiva ou omissiva, direta ou indireta, da Concessionaria ou de seus prepostos, que impeca ou dificulte a atividade de fiscalizacao exercida pela ANATEL, seus prepostos, agentes ou mesmo pelos usuarios, especialmente:

            a) recusa da Concessionaria em atender pedido de informacao formulado pela ANATEL relacionada ao servico concedido ou aos bens a ele afetos;

            b) oferecimento de entrave a atuacao dos agentes de fiscalizacao da ANATEL;

            c) omissao em cumprir obrigacao de publicidade prevista neste Contrato, ou na regulamentacao; e

            d) nao envio ou envio intempestivo de qualquer informacao, dado, relatorio ou documento que, por forca da regulamentacao ou deste Contrato, deveria ser remetida a ANATEL.

          (S) 7 - A infracao prescrita no inciso VII desta clausula tera sua gravidade definida em funcao da proporcao do risco ensejado e sera caracterizada pela conduta da Concessionaria que afronte as regras dispostas no presente Contrato e na regulamentacao, viole as normas e padroes tecnicos de seguranca ou que coloquem em risco as instalacoes afetas ao servico concedido, especialmente:

            a) o emprego, no servico concedido, de equipamento nao certificado pela ANATEL, quando exigida a certificacao;

            b) a nao alocacao na operacao e manutencao do servico dos recursos humanos e materiais necessarios a preservacao dos padroes minimos de seguranca; e

            c) nao adocao de precaucoes que sejam recomendadas para o servico ora concedido.

            (S) 8 - A infracao prescrita no inciso VIII desta clausula tera sua gravidade definida em funcao da relevancia, do vulto economico e da essencialidade dos bens envolvidos e sera caracterizada pela conduta da Concessionaria que contraria o disposto neste Contrato ou na regulamentacao e que possa por em risco bens ou equipamentos vinculados a presente concessao ou dificultar a reversao dos mesmos, em especial:

            a) a nao manutencao de inventario e registro dos bens referidos na clausula 21.1.;

            b) pelo emprego, diretamente na prestacao do servico objeto da presente concessao, de bens de terceiros sem previa anuencia da ANATEL ou sem que esta seja dispensada em regulamento; e

            c) pela negligencia na conservacao dos bens reversiveis, observada a regulamentacao.

            (S) 9 - A sancao prevista no inciso IX sera caracterizada pela verificacao de violacao de obrigacao contratual nao compreendida nos incisos anteriores, em especial aquela prevista no inciso XXXI da clausula 15.1.

            (S) 10 - A sancao prevista no inciso II supra tem carater contratual e sera aplicada pela ANATEL independentemente das providencias que venham a ser adotadas pelo CADE.

            (S) 11 - O nao recolhimento de qualquer multa fixada nos termos do disposto na presente clausula no prazo fixado pela ANATEL caracterizara falta grave, ensejando a intervencao na Concessionaria nos termos do disposto no Capitulo XXVIII, alem de implicar a cobranca de multa moratoria de 0,33% (zero virgula trinta e tres por cento) ao dia, ate o limite de 10% (dez por cento), acrescida da taxa referencial SELIC para titulos federais, a ser aplicada sobre
o valor da divida, considerando
todos os dias de atraso de pagamento.

            CLAUSULA 25.2. - Para aplicacao das multas contratuais previstas neste Capitulo serao observadas as regras contidas no Titulo VI do Livro III da Lei n 9.472, de 1997, e na regulamentacao.

            (S) 1 - Na definicao da gravidade das sancoes e na fixacao das multas, a ANATEL observara as seguintes circunstancias:


            I - a proporcionalidade entre a intensidade do apenamento e a gravidade da falta, inclusive quanto ao numero dos usuarios atingidos;

            II - os danos resultantes da infracao para o servico e para os usuarios;

            III - a vantagem auferida pela Concessionaria em virtude da infracao;

            IV - a participacao da Concessionaria no mercado dentro de sua area geografica de prestacao do servico;

            V - a situacao economica e financeira da Concessionaria, em especial a sua capacidade de geracao de receitas e o seu patrimonio;

            VI - os antecedentes da Concessionaria;

            VII - a reincidencia especifica, assim entendida a repeticao de falta de igual natureza apos o recebimento de notificacao anterior; e

            VIII - as circunstancias gerais agravantes ou atenuantes da infracao.

            (S) 2 - Independente dos criterios especificos de graduacao previstos em cada inciso da clausula anterior e de outros previstos na regulamentacao, a gradacao das penas observara a seguinte escala:

            I - a infracao sera considerada leve quando decorrer de condutas involuntarias ou escusaveis da Concessionaria e da qual ela nao se beneficie;

            II - a infracao sera considerada de gravidade media quando decorrer de conduta inescusavel, mas que nao traga para a Concessionaria qualquer beneficio ou proveito, nem afete numero significativo de usuarios; e

            III - a infracao sera considerada grave quando a ANATEL constatar presente um dos seguintes fatores:

            a) ter a Concessionaria agido com ma-fe;

            b) da infracao decorrer beneficio direto ou indireto para a Concessionaria;

            c) a Concessionaria for reincidente na infracao;

            d) o numero de usuarios atingido for significativo; e

            e) na hipotese prevista no (S) 10 da clausula anterior.


           (S) 3 - A criterio da ANATEL, nas infracoes classificadas como leves, quando da sua primeira ocorrencia, podera ser aplicada a pena de advertencia a Concessionaria, que sera comunicada formalmente da sancao, sem prejuizo da publicacao da decisao na Imprensa Oficial.

           (S) 4 - Para aplicacao das sancoes previstas neste Capitulo sera observado o Procedimento Sancionatorio previsto no Regimento Interno da ANATEL.

           (S) 5 - Nas infracoes previstas no inciso IV da clausula 25.1. a ANATEL podera determinar que a Concessionaria abata do valor a ser recolhido, a titulo de multa, montantes a serem pagos como ressarcimento aos usuarios atingidos, fixando no ato de aplicacao da pena os criterios para o ressarcimento, o prazo em que deve ser pago e o valor maximo do abatimento.

           (S) 6 - A hipotese prevista no paragrafo anterior so podera ser adotada quando verificado que o interesse ou a necessidade dos usuarios nao elidira a responsabilidade da Concessionaria pelas demais indenizacoes civis devidas.

          CLAUSULA 25.3. - As multas previstas nesta clausula serao aplicadas sem prejuizo da caracterizacao das hipoteses de intervencao ou declaracao de caducidade previstas no presente Contrato.

          PARAGRAFO UNICO - Em caso de inexecucao total ou parcial do ajuste ou de atrasos injustificados superiores a 120 (cento e vinte) dias no cumprimento das metas previstas neste Contrato, a Concessionaria estara sujeita a decretacao de caducidade da Concessao nos termos do disposto na clausula 26.4.

          CLAUSULA 25.4. - Os valores das multas previstas neste Capitulo serao reajustados, anualmente, mediante a aplicacao do IGP-DI, vencendo o primeiro reajuste apos um ano da assinatura do presente Contrato.


CAPITULO XXVI - DA EXTINCAO DA CONCESSAO

            Clausula 26.1. - Considerar-se-a extinto o Contrato de concessao nas seguintes hipoteses:

            I - termino do prazo de concessao do servico, desde que nao tenha sido prorrogado nos termos do presente Contrato;

            II - encampacao, consoante o Art. 113 da Lei n 9.472, de 1997;

            III - caducidade, nos termos do disposto no artigo 114 da Lei n 9.472, de 1997, e no presente Contrato;

            IV - rescisao amigavel ou judicial, nos termos do art. 115 da Lei n 9.472, de 1997; e

            V - anulacao.

            (S) 1 - Extinta a concessao, retornarao a ANATEL os direitos e deveres relativos a prestacao do servico concedido, com reversao dos bens referidos na clausula 22.1, resguardado a Concessionaria o direito as indenizacoes previstas na legislacao e neste Contrato.

            (S) 2 - Apos a extincao da concessao, a ANATEL procedera aos levantamentos, avaliacoes e liquidacoes necessarios, no prazo de 180 (cento e oitenta) dias contados da assuncao do servico, salvo na hipotese de termino do prazo contratual, quando estas providencias deverao ser adotadas pela ANATEL com antecedencia.

            (S) 3 - Extinta a concessao antes do termo contratual, a ANATEL, sem prejuizo de outras medidas cabiveis, podera:

            I - ocupar, temporariamente, bens moveis e imoveis e valer-se de pessoal empregado na prestacao do servico necessarios a sua continuidade; e

            II - manter os Contratos firmados pela Concessionaria com terceiros pelo prazo e nas condicoes inicialmente ajustadas.


            CLAUSULA 26.2. - A reversao ao termino do prazo contratual sera feita sem indenizacao, salvo quando ocorrer a hipotese prevista na clausula 22.3.

            CLAUSULA 26.3. - Nos termos do art. 113 da Lei n 9.472, de 1997, considera-se encampacao a retomada do servico pela ANATEL durante o prazo de concessao, em face de razao extraordinaria de interesse publico, mediante lei autorizativa especifica e precedida de pagamento de indenizacao.

            CLAUSULA 26.4. - O presente Contrato podera ter sua caducidade declarada por ato do Conselho Diretor da ANATEL, precedido de processo administrativo que assegure ampla defesa a Concessionaria, nas hipoteses de :

            I - transferencia do controle societario, cisao, fusao, transformacao da Concessionaria ou ainda incorporacao ou reducao do seu capital sem a previa aprovacao da ANATEL;

            II - transferencia irregular do Contrato;

            III - nao cumprimento do compromisso de transferencia referido na clausula 18.1. e no art. 87 da Lei n 9.472, de 1997;

            IV - falencia ou dissolucao da Concessionaria;

            V - nao atendimento das exigencias de cobertura por planos de seguros em afronta as obrigacoes previstas na clausula 23.1. e tal omissao nao puder, a criterio da ANATEL, ser suprida com a intervencao; e

            VI - quando, nos termos do art. 114, inciso IV, da Lei n 9.472, de 1997, ocorrer qualquer das hipoteses previstas na clausula 28.1. e, a criterio da ANATEL, a intervencao for considerada inconveniente, inocua ou ainda injustamente benefica a Concessionaria.

            (S) 1 - Sera considerada desnecessaria a intervencao quando a demanda pelo servico objeto da concessao puder ser atendida, mediante permissao, por outras prestadoras de modo regular e imediato.

            (S) 2 - A declaracao de caducidade nao elidira a aplicacao das penalidades cabiveis nos termos deste Contrato pelas infracoes praticadas pela Concessionaria, nem prejudicara o direito a indenizacao definida nos termos do Capitulo seguinte.

            CLAUSULA 26.5. - A Concessionaria tera direito a rescisao contratual, judicial ou amigavel, quando por acao ou omissao do Poder Publico, a execucao do Contrato se tornar excessivamente onerosa, nos termos do art. 115 da Lei n 9.472, de 1997.

            PARAGRAFO UNICO - Nao constitui motivo para a rescisao contratual a introducao ou a ampliacao da competicao entre os diversos prestadores do servico objeto da concessao, sendo certo que a Concessionaria assume a presente concessao ciente de que exercera suas atividades sem qualquer reserva ou exclusividade de mercado.

          CLAUSULA 26.6. - A anulacao sera decretada pela ANATEL em caso de irregularidade insanavel e grave verificada no presente Contrato.


CAPITULO XXVII- DA INDENIZACAO

            CLAUSULA 27.1. - Para fins de calculo de indenizacao, devida pela ANATEL a Concessionaria nos casos expressamente previstos no presente Contrato, observar-se-a o seguinte:

            I - Termino do prazo contratual - nao cabera indenizacao, exceto se comprovado que o nao pagamento significa enriquecimento imotivado por parte da Uniao em funcao da reversao de bens ainda nao integralmente amortizados, observado o disposto na clausula 22.3.;

            II - Encampacao - observado o disposto no art. 113 da Lei n 9.472, de 1997, a indenizacao, que sera paga previamente ao ato, deve corresponder ao valor dos bens que reverterem ao poder concedente, descontada a sua depreciacao.

            III - Caducidade - independentemente da aplicacao das penalidades e da reparacao dos danos decorrentes do inadimplemento, nos termos do Contrato, a Concessionaria somente podera postular indenizacao se comprovadamente estiver a ocorrer enriquecimento imotivado por parte da Uniao pela reversao de bens nao integralmente amortizados ou depreciados, descontando o valor dos danos causados e das multas cominadas, bem como, quando o caso, das obrigacoes financeiras nao satisfeitas;

            IV - Rescisao amigavel ou judicial - nao cabera indenizacao, exceto se contrariamente for fixado em sentenca judicial; e

            V - Anulacao - somente quando comprovado que a Concessionaria nao concorreu para a ilegalidade, cabera indenizacao correspondente apenas ao valor efetivo dos bens que reverterem para a Uniao, calculado na data da decretacao da anulacao, desde que estes bens ainda nao estejam integralmente amortizados pela exploracao dos servicos.


            (S) 1 - O valor provisorio a ser antecipado pela ANATEL para os casos de encampacao sera calculado na forma prescrita na lei autorizativa especifica.

            (S) 2 - Quando advier a caducidade por culpa comprovada da Concessionaria, esta acarretara tambem:

            a) retencao dos creditos decorrentes do Contrato, inclusive com apropriacao de receitas decorrentes de pagamentos feitos pelos usuarios do servico;

            b) responsabilizacao por prejuizos causados a Uniao e aos usuarios;

            c) aplicacao de multas nos termos do disposto no presente Contrato e na legislacao vigente; e

            d) perda do seguro garantia previsto na clausula 23.1.


            (S) 3 - Excetuada a hipotese de encampacao, a indenizacao cabivel para os demais casos de extincao do Contrato sera calculada nos termos deste capitulo e parcelada pelo numero de meses a que ainda seria vigente a concessao, devendo a primeira parcela vencer apos um ano da extincao do Contrato.

            (S) 4 - A ANATEL podera transferir para o prestador que suceder a Concessionaria na exploracao do servico, o onus de pagamento das respectivas indenizacoes, assumindo novamente a obrigacao de pagamento, caso o novo prestador atrase em mais de 90 (noventa) dias os pagamentos.


CAPITULO XXVIII - DA INTERVENCAO

            CLAUSULA 28.1. - A intervencao na Concessionaria podera ser decretada pela ANATEL, a seu criterio e no interesse publico, atraves de ato especifico e motivado do seu Conselho Diretor, sempre que, por falha da Concessionaria, houver risco quanto a continuidade e seguranca do servico e em especial nas seguintes situacoes:


            I - paralisacao injustificada do servico, assim entendida a interrupcao da prestacao fora das hipoteses previstas no presente Contrato e sem a apresentacao de razoes tidas pela ANATEL como aptas a justifica-la;

            II - inadequacao ou insuficiencias reiteradas no servico prestado, caracterizadas pelo nao atendimento dos parametros de qualidade previstos no presente Contrato e na regulamentacao, mesmo apos notificacao de prazo, pela ANATEL, para regularizacao da situacao;

            III - pratica de ma administracao que coloque em risco a continuidade do servico;

            IV - pratica reincidente de infracoes definidas como graves nos termos da clausula 25.1 supra;

            V - nao atendimento das metas de universalizacao, assim entendido o descumprimento injustificado do cronograma de implementacao das obrigacoes de universalizacao presentes neste Contrato;

            VI - recusa injustificada de interconexao, assim entendida a negativa, delonga ou qualquer atitude protelatoria na negociacao ou efetivacao da ligacao a sua rede solicitada por outro prestador, observadas as condicoes de interconexao arbitradas pela ANATEL;

            VII - infracao da ordem economica, caracterizada pela aplicacao de sancoes por pratica contraria a concorrencia; e

            VIII - omissao em prestar contas a ANATEL ou oferecimento de obice a atividade fiscalizatoria que pressuponham a pratica de qualquer das ocorrencias previstas nos incisos anteriores.


            CLAUSULA 28.2. - O ato de intervencao devera, necessariamente, indicar o prazo, os motivos, os objetivos e limites, alem de designar o interventor.

            PARAGRAFO UNICO - O prazo e os limites da intervencao deverao ser compativeis e proporcionais aos motivos que a ensejaram.

            CLAUSULA 28.3. - A intervencao sera precedida de procedimento administrativo instaurado pela ANATEL, no qual sera assegurado o amplo direito de defesa da Concessionaria.

            PARAGRAFO UNICO - Quando imprescindivel a intervencao imediata, podera ela ser decretada cautelarmente pela ANATEL, sem previa manifestacao da Concessionaria, devendo, neste caso, o procedimento ser imediatamente instaurado na data da decretacao e concluido em ate cento e oitenta dias, prazo em que podera a Concessionaria exercer seu direito amplo a defesa.

            CLAUSULA 28.4. - A decretacao da intervencao nao afetara o curso regular dos negocios da Concessionaria nem seu normal funcionamento, produzindo, contudo, o imediato afastamento de seus administradores.

            CLAUSULA 28.5. - A funcao de interventor podera recair sobre agente dos quadros da ANATEL, pessoa especificamente nomeada, colegiado ou empresa, assumindo a Concessionaria os custos da remuneracao.

            (S) 1 - Dos atos do interventor cabera recurso a ANATEL.

            (S) 2 - O interventor prestara contas e respondera pelos atos que praticar.

            (S) 3 - Para os atos de alienacao e disposicao do patrimonio da Concessionaria, o interventor necessitara de previa autorizacao da ANATEL.

            CLAUSULA 28.6. - Nao sera decretada a intervencao quando, a juizo da ANATEL, ela for considerada desnecessaria .

            PARAGRAFO UNICO - A intervencao sera considerada desnecessaria nas hipoteses prescritas no (S) 1 da clausula 26.4. supra, bem como naquelas previstas no art. 114, inciso IV da Lei n 9.472, de 1997.


CAPITULO XXIX - DAS EXPROPRIACOES E IMPOSICOES ADMINISTRATIVAS

          Clausula 29.1. - Caso haja a necessidade, para implementacao, prestacao ou modernizacao do servico, de realizar alguma desapropriacao ou servidao administrativa, os onus serao suportados integralmente pela Concessionaria, devendo a ANATEL solicitar do Presidente da Republica a emissao do ato de decretacao de utilidade publica.


CAPITULO XXX - DA ARBITRAGEM

          Clausula 30.1. - Os eventuais conflitos que possam surgir em materia da aplicacao e interpretacao das normas da concessao serao resolvidos pela ANATEL no exercicio da sua funcao de orgao regulador conforme prescrito nos artigos 8 e 19 da Lei n 9.472, de 1997, podendo a Concessionaria recorrer ao procedimento de arbitragem disposto no presente Capitulo exclusivamente quando inconformada com a decisao da ANATEL relativa as seguintes materias:


            I - violacao do direito da Concessionaria a protecao de sua situacao economica, conforme prescrito no Capitulo XII;

            II - revisao das tarifas, prevista no Capitulo XII; e

            III - indenizacoes devidas quando da extincao do presente Contrato, inclusive quanto aos bens revertidos.

          PARAGRAFO UNICO - A submissao de qualquer questao a arbitragem nao exime a ANATEL e a Concessionaria da obrigacao de dar integral cumprimento a este Contrato, nem permite a interrupcao das atividades vinculadas a concessao.

          CLAUSULA 30.2. - O processo de arbitragem tera inicio mediante comunicacao remetida por uma parte a outra, requerendo a instalacao do Tribunal Arbitral de que trata este Capitulo e indicando detalhadamente a materia em torno da qual gira a controversia.

          PARAGRAFO UNICO - A ANATEL podera rejeitar a instalacao do Tribunal Arbitral se, motivada e justificadamente, demonstrar que a controversia nao se enquadra no rol de materias prevista na clausula 30.1.

          CLAUSULA 30.3. - O Tribunal Arbitral sera composto por 5 (cinco) membros, assim nomeados:


          I - 2 (dois) membros efetivos e respectivos suplentes indicados pelo Conselho Diretor da ANATEL dentre especialistas nas areas afetas a materia controvertida, nao pertencentes aos seus quadros, sendo pelo menos um, que o presidira, detentor de conhecimentos especificos em regulamentacao juridica de telecomunicacoes;

          II - 2 (dois) membros efetivos e respectivos suplentes indicados pela Concessionaria, dentre especialistas nas areas afetas a materia controvertida, que nao sejam seus empregados, sendo pelo menos um detentor de conhecimentos especificos em regulamentacao juridica de telecomunicacoes; e

          III - 1 (um) membro efetivo e respectivo suplente indicado pelos membros referidos nos incisos anteriores.


          (S) 1 - O Tribunal Arbitral podera ser assistido pelos peritos tecnicos que considere conveniente designar.

          (S) 2 - Considera-se constituido o Tribunal na data em que todos os arbitros aceitarem as suas indicacoes e comunicarem a ambas as partes as suas aceitacoes.

          (S) 3 - O Tribunal julgara segundo o direito constituido e suas decisoes tem forca cogente, independentemente de homologacao judicial.

          CLAUSULA 30.4. - Nao tendo sido rejeitado pela ANATEL ou sendo superado tal questionamento, sera iniciado o Processo versado no presente Capitulo, o qual obedecera ao seguinte procedimento:

            I - as partes terao 10 (dez) dias contados do recebimento da comunicacao de que trata o caput da clausula anterior, para indicar os membros do Tribunal Arbitral, o qual sera instalado imediatamente apos a aceitacao de todos os seus membros;

            II - estando inerte uma das partes ou tendo oferecido resistencia a instalacao do Tribunal Arbitral, a outra parte podera se utilizar da faculdade prevista no art. 7 da Lei n 9.307, de 23 de setembro de 1996;

            III - instalado o Tribunal Arbitral, sera aberto prazo sucessivo de 25 (vinte e cinco) dias para que as partes apresentem suas razoes sobre a materia controvertida, podendo nesta oportunidade apresentar laudos, pericias, pareceres, juntar documentos ou informacoes que entendam relevantes para sustentar sua posicao;

            IV - apresentados os memoriais, o Tribunal analisara as razoes expostas e podera, por requerimento de um de seus membros, determinar a elaboracao de laudos, pericias ou pareceres, solicitar informacoes ou documentos para as partes, bem como realizar diligencias e tomar as providencias que entenda necessarias para a perfeita instrucao da materia controvertida;

            V - durante a coleta dos elementos a que se refere o inciso anterior, serao sempre permitidos as partes a manifestacao e o contraditorio, obedecidos os principios da informalidade, da consensualidade e da celeridade que pautarao o procedimento;

            VI - declarada encerrada a instrucao, sera concedido prazo comum de 15 (quinze) dias para que as partes apresentem suas alegacoes finais;

            VII - transcorrido o prazo prescrito no inciso anterior, independentemente da apresentacao das alegacoes finais, o Tribunal proferira sua decisao em prazo nao superior a 30 (trinta) dias;

            VIII - da decisao do Tribunal Arbitral nao cabera recurso, exceto pedido de reconsideracao, cabivel apenas na hipotese da decisao ter sido adotada por maioria de apenas um voto; e

            IX - so cabera invalidacao do processo de arbitragem nas hipoteses prescritas no art. 32 da Lei n 9.307/96.

          PARAGRAFO UNICO - As despesas com o processo de arbitragem, abrangendo, inclusive, as custas de laudos, pareceres e pericias, bem como os honorarios dos membros do Tribunal, serao imputadas a Concessionaria ou a ANATEL, conforme decisao do Tribunal Arbitral.



CAPITULO XXXI - DO REGIME LEGAL APLICAVEL E DOS DOCUMENTOS APLICAVEIS

          CLAUSULA 31.1. - Regem a presente concessao, sem prejuizo das demais normas integrantes do ordenamento juridico brasileiro, a Lei n 9.472 de 16 de Julho de 1.997 e a regulamentacao dela decorrente, em especial a de competencia do Poder Executivo, conforme disposto no art. 18 da referida Lei, prevalecendo sempre estas no que colidir com aquelas.

          CLAUSULA 31.2. - Na prestacao do servico ora concedido deverao ser observadas as politicas nacionais de telecomunicacoes e regulamentacao da ANATEL, como parte integrante deste Contrato, em especial os documentos relacionados a seguir:


            I - Plano Geral de Outorgas;

            II - Plano Geral de Metas de Universalizacao;

            III - Plano Geral de Metas de Qualidade;

            IV - Regulamento Geral dos Servicos de Telecomunicacoes;

            V - Regulamento do Servico Telefonico Fixo Comutado;


            VI - Regulamento Geral de Interconexao;

            VII- Regulamento de Numeracao para o Servico Telefonico Fixo
            Comutado;

            VIII  Regulamento da Administracao da Numeracao; e

            IX - Regulamento sobre Remuneracao pelo Uso das Redes das Prestadoras do STFC.


          CLAUSULA 31.3. Na interpretacao das normas e disposicoes constantes do presente Contrato deverao ser levadas em conta, alem dos documentos referidos no item anterior, as regras gerais de hermeneutica e as normas e principios contidos na Lei n 9.472/97.

CAPITULO XXXII - DO FORO

          CLAUSULA 32.1. - Para solucao de questoes decorrentes do presente Contrato que nao puderem ser resolvidas atraves do procedimento de solucao de divergencias constante do Capitulo XXX - Da Arbitragem, sera competente o Foro da Secao Judiciaria da Justica Federal de Brasilia, Distrito Federal.



CAPITULO XXXIII - DAS DISPOSICOES FINAIS E GERAIS

          CLAUSULA 33.1. - O Contrato ora assinado entrara em vigencia quando da publicacao do seu extrato no Diario Oficial da Uniao.

          PARAGRAFO UNICO - A Concessionaria tera prazo de 6 (seis) meses contados da edicao da regulamentacao referida na clausula 31.2, a qual devera estar totalmente editada ate 31 de dezembro de 1998, quando passara a ser exigido integralmente o cumprimento das obrigacoes constantes deste Contrato.

E por assim estarem de pleno acordo com as disposicoes e condicoes do presente Contrato, as partes o assinam em 03 (tres) vias de igual teor e forma, na presenca das testemunhas, que tambem o assinam, para que se produzam seus legais e juridicos efeitos.

Brasilia, 26 de maio de 1998.

Pela ANATEL:

__________________________

__________________________

Pela Concessionaria:

__________________________

__________________________


Testemunhas:


__________________________
Nome:
RG:
__________________________
Nome:
RG:

                                  ANEXO N 01

               QUALIFICACAO DOS BENS REVERSIVEIS DA PRESTACAO DO

a.  SERVICO TELEFONICO FIXO COMUTADO LOCAL


a) Infra-estrutura e equipamentos de comutacao, transmissao incluindo terminais de uso publico;

b)   Infra-estrutura e equipamentos de rede externa;

c)   Infra-estrutura de equipamentos de energia e ar condicionado;

d) Infra-estrutura e equipamentos de Centros de Atendimento e de Prestacao de Servico;

e)   Infra-estrutura e equipamentos de sistemas de suporte a operacao;

f) Outros indispensaveis a prestacao do servico.

                                  ANEXO N 02

                           METAS DE UNIVERSALIZACAO

1. As metas de universalizacao sao aquelas estabelecidas no Plano Geral de Metas de Universalizacao, mais as seguintes:

1. Acessos plenos individuais instalados no setor citado na clausula 2.1 deste Contrato :

a)  ate 31/12/1999
b)  ate 31/12/2000
c)  ate 31/12/2001

2. Instalar telefone de uso publico no setor citado na clausula 2.1 deste
Contrato:

a)  ate 31/12/1999
b)  ate 31/12/2000
c)  ate 31/12/2001

                                  ANEXO N 03

                         PLANO BASICO DO SERVICO LOCAL

1  Generalidades

1.1 O Plano Basico do Servico Local e regido pelas Portarias citadas neste anexo, demais regulamentacoes vigentes e por outras que venham a sucede-las.

1.2 As tarifas apresentadas sao maximas, liquidas de impostos e contribuicoes sociais.

2- ACESSO AO SERVICO TELEFONICO FIXO COMUTADO - STFC

2.1 Para o acesso ao Servico Telefonico Fixo Comutado, a Prestadora podera cobrar Tarifa de Habilitacao, cujo valor e limitado a R$ 80,00 (oitenta reais), conforme definido na Portaria n 508, de 16/10/97, do Ministro de Estado das Comunicacoes;

2.2 Para manutencao do direito de uso as Prestadoras estao autorizadas a cobrar tarifa de assinatura, segundo a tabela abaixo, conforme Portarias ns 217 e 226, ambas de 03/04/97, do Ministro de Estado das Comunicacoes.

  Classe de Assinantes             R$
------------------------------------------------
       Residencial           10,00 (dez reais)
------------------------------------------------
     Nao Residencial        15,00 (quinze reais)
------------------------------------------------
     Tronco de CPCT         20,00 (vinte reais)
------------------------------------------------

2.2.1 A assinatura do STFC Local inclui uma franquia de 90 pulsos.

2.3 A mudanca de endereco de assinante habilitado podera ser cobrada, sendo o valor limitado a R$ 62,40 (sessenta e dois reais e quarenta centavos);

3 A UTILIZACAO DO STFC

3.1 STFC Local

3.1.1 O STFC Local e regulamentado pela Portaria n. 216, de 18.09.91, do Secretario Nacional de Comunicacoes, alterada pela Portaria n 218, de 03 de abril de 1997, do Ministro de Estado das Comunicacoes, que dispoe sobre os processos de tarifacao das chamadas locais no Servico Telefonico Publico.

3.1.2 O STFC Local sera tarifado:

a) pelo metodo Karlsson Acrescido - KA - 240 (multimedicao), onde a cobranca e feita pela aplicacao de uma unidade de tarifacao (pulso) por chamada estabelecida e de unidades adicionais a cada 240 segundos, sendo a primeira cobranca efetuada ao acaso em relacao ao inicio da chamada.

b) pelo Metodo de Medicao Simples, onde a cobranca e feita pela aplicacao de uma unidade de tarifacao (pulso) por chamada atendida, independentemente de sua duracao.

                                Dias                                          Sistema de Medicao
-------------------------------------------------------------------------------------------------------
De Segunda a Sexta-feira das 06:00h as 24:00 h                         Multimedicao (KA 240)
-------------------------------------------------------------------------------------------------------
De Segunda a Sexta-feira das 00:00h as 06:00 h                         Medicao Simples
-------------------------------------------------------------------------------------------------------
Sabados das 06:00 h as 14:00 h                                         Multimedicao (KA 240)
-------------------------------------------------------------------------------------------------------
Sabados das 00:00 h as 06:00 h e das 14:00 h as 24:00 h                Medicao Simples
-------------------------------------------------------------------------------------------------------
Domingos e Feriados das 00:00 as 24:00 horas                           Medicao Simples
-------------------------------------------------------------------------------------------------------


3.1.3 A unidade de tarifacao do STFC Local e o Pulso, cujo valor medio, estabelecido pela Portaria n. 226, de 03.04.97, do Ministro de Estado das Comunicacoes, e R$ 0,058.

3.1.4 Nas Chamadas Locais a Cobrar poderao ser aplicados os principios de tarifacao do STFC Longa Distancia Nacional relativos ao Degrau 1 da Matriz de Degraus Tarifarios do STFC Longa Distancia Nacional, conforme determina a Portaria n. 218, de 03.04.97, do Ministro de Estado das Comunicacoes;

3.1.5 Nas chamadas locais originadas em telefones publicos, sera adotado o metodo de medicao por tempo, em que incide uma unidade de tarifacao, sincronizadamente, ocorrendo a primeira no completamento da chamada, denominado metodo Karlsson Puro, conforme determina a Portaria n. 216, de 18.09.91, do Secretario Nacional de Comunicacoes, com o periodo de tempo para a unidade de tarifacao de 120 segundos, conforme preve a Portaria n. 218, de 03.04.97, do Ministro de Estado das Comunicacoes.

3.1.6 O Valor da Ficha Local/Credito do Cartao Telefonico e de R$ 0,043, conforme fixado pela Portaria n226, de 03.04.97, do Ministro de Estado das Comunicacoes;

3.2  Servico Movel Celular

3.2.1 Os criterios e procedimentos de tarifacao de chamadas para o Servico Movel Celular sao os regulamentados pela Norma n 23/96, aprovada pela Portaria n
1536, de 04.11.96, do Ministro de Estado das Comunicacoes.

3.2.2 A unidade de tarifacao e o decimo de minuto (seis segundos).

3.2.3 A tarifacao minima e de 30 (trinta) segundos.

3.2.4 A Portaria n 2503, de 20.12.96, do Ministro de Estado das Comunicacoes, fixou os valores maximos das tarifas, por minuto, conforme tabela abaixo:


       Areas do SMC           Tarifa      Tarifa
                              Normal     Reduzida
                            ----------------------
                               VC-1        VC-1
--------------------------------------------------
            1                  0,27000     0,18900
--------------------------------------------------
            2                  0,27000     0,18900
--------------------------------------------------
            3                  0,28000     0,19600
--------------------------------------------------
            4                  0,28000     0,19600
--------------------------------------------------
            5                  0,27000     0,18900
--------------------------------------------------
            6                  0,27000     0,18900
--------------------------------------------------
            7                  0,27000     0,18900
--------------------------------------------------
            8                  0,27000     0,18900
--------------------------------------------------
            9                  0,26000     0,18200
--------------------------------------------------
            10                 0,26000     0,18200
--------------------------------------------------

3.2.5 O horario de tarifa reduzida para as chamadas destinadas ao Servico Movel Celular sera de segunda a sabado de 0:00h as 7:00h e das 21:00h as 24:00h e aos domingos e feriados, de 0:00h as 24:00h, conforme o disposto na Norma n 23/96, aprovada pela Portaria n 1536, de 04/11/96, do Ministro de Estado das Comunicacoes.

        SCHEDULE IDENTIFYING OMITTED CONCESSION AGREEMENTS AND SETTING FORTH THE MATERIAL DETAILS IN WHICH SUCH AGREEMENTS DIFFER FROM THE
                    STANDARD CONCESSION AGREEMENT FILED AS
                                 EXHIBIT 10-1

 1.  Agreement: Concession Agreement between Agencia Nacional de
     Telecomunicacoes ("ANATEL") and Telecomunicacoes do Maranhao S.A. - Telma. Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Maranhao S.A. - Telma.
        (b) Geographical area of service (see page 2): 13
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 256,000
                     b)  by 12/31/2000 - 308,000
                     c)  by 12/31/2001 - 364,000

                2.   a)  by 12/31/1999 - 10,100
                     b)  by 12/31/2000 - 14,500
                     c)  by 12/31/2001 - 20,900

2. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Piaui S.A. - Telepisa.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Piaui S.A. - Telepisa.
        (b) Geographical area of service (see page 2): 12
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 190,000
                     b)  by 12/31/2000 - 227,000
                     c)  by 12/31/2001 - 268,000

                2.   a)  by 12/31/1999 - 7,800
                     b)  by 12/31/2000 - 10,200
                     c)  by 12/31/2001 - 13,300

3. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Ceara S.A. - Teleceara.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Ceara S.A. - Teleceara.
        (b) Geographical area of service (see page 2): 11
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 695,000

                     b)  by 12/31/2000 - 731,000
                     c)  by 12/31/2001 - 756,000

                2.   a)  by 12/31/1999 - 28,200
                     b)  by 12/31/2000 - 33,300
                     c)  by 12/31/2001 - 39,400

4. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Rio Grande do Norte S.A. - Telern.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Rio Grande do Norte S.A. - Telern.
        (b) Geographical area of service (see page 2): 10
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 231,000
                     b)  by 12/31/2000 - 278,000
                     c)  by 12/31/2001 - 329,000

                2.   a)  by 12/31/1999 - 9,200
                     b)  by 12/31/2000 - 11,400
                     c)  by 12/31/2001 - 14,100

5. Agreement: Concession Agreement between ANATEL and Telecomunicacoes da Paraiba S.A. - Telpa.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes da Paraiba S.A. - Telpa.
        (b) Geographical area of service (see page 2): 9
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 260,000
                     b)  by 12/31/2000 - 294,000
                     c)  by 12/31/2001 - 328,000

                2.   a)  by 12/31/1999 - 10,500
                     b)  by 12/31/2000 - 13,300
                     c)  by 12/31/2001 - 16,800

6. Agreement: Concession Agreement between ANATEL and Telecomunicacoes de Pernambuco S.A. - Telpe.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes de Pernambuco S.A. - Telpe.
        (b) Geographical area of service (see page 2): 8

        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 625,000
                     b)  by 12/31/2000 - 745,000
                     c)  by 12/31/2001 - 874,000

                2.   a)  by 12/31/1999 - 36,100
                     b)  by 12/31/2000 - 41,000
                     c)  by 12/31/2001 - 46,600

  7. Agreement: Concession Agreement between ANATEL and Telecomunicacoes de Alagoas S.A. - Telasa.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes de Alagoas S.A. - Telasa.
        (b) Geographical area of service (see page 2): 7
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 191,000
                     b)  by 12/31/2000 - 228,000
                     c)  by 12/31/2001 - 267,000

                2.   a)  by 12/31/1999 - 7,700
                     b)  by 12/31/2000 - 10,100
                     c)  by 12/31/2001 - 13,200

  8. Agreement: Concession Agreement between ANATEL and Telecomunicacoes de Sergipe S.A. - Telergipe.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes de Sergipe S.A. - Telergipe.
        (b) Geographical area of service (see page 2): 6
        (c) Annex 2 - Universal Service Objectives (see page 49):

                l.   a)  by 12/31/1999 - 131,000
                     b)  by 12/31/2000 - 158,000
                     c)  by 12/31/2001 - 186,000

                2.   a)  by 12/31/1999 - 4,500
                     b)  by 12/31/2000 - 5,900
                     c)  by 12/31/2001 - 7,800

  9. Agreement: Concession Agreement between ANATEL and Telecomunicacoes da Bahia S.A. - Telebahia.
     Material Differences:

        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes da Bahia S.A. - Telebahia.
        (b) Geographical area of service (see page 2): 5
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.   a)  by 12/31/1999 - 1,077,000
                     b)  by 12/31/2000 - 1,294,000
                     c)  by 12/31/2001 - 1,530,000

                2.   a)  by 12/31/1999 - 41,900
                     b)  by 12/31/2000 - 52,800
                     c)  by 12/31/2001 - 66,500

10. Agreement: Concession Agreement between ANATEL and Telecomunicacoes de Roraima S.A. - Teleaima.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes de Roraima S.A. - Teleaima.
        (b) Geographical area of service (see page 2): 17
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)  by 12/31/1999 - 42,000
                    b)  by 12/31/2000 - 46,000
                    c)  by 12/31/2001 - 49,000

                2.  a)  by 12/31/1999 - 1,300
                    b)  by 12/31/2000 - 1,500
                    c)  by 12/31/2001 - 1,800

11. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Amapa - Teleamapa.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Amapa Teleamapa.
        (b) Geographical area of service (see page 2): 15
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)   by 12/31/1999 - 56,000
                    b)   by 12/31/2000 - 62,000
                    c)   by 12/31/2001 - 68,000

                2.  a)   by 12/31/1999 - 1,600
                    b)   by 12/31/2000 - 1,900
                    c)   by 12/31/2001 - 2,200

12. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Amazonas S.A. - Telamazon.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Amazonas S.A. - Telamazon.
        (b) Geographical area of service (see page 2): 16
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)   by 12/31/1999 - 237,000
                    b)   by 12/31/2000 - 284,000
                    c)   by 12/31/2001 - 336,000

                2.  a)   by 12/31/1999 - 7,600
                    b)   by 12/31/2000 - 9,700
                    c)   by 12/31/2001 - 12,400

13. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Para S.A. - Telepara.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Para S.A. - Telepara.
        (b) Geographical area of service (see page 2): 14
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)  by 12/31/1999 - 431,000
                    b)  by 12/31/2000 - 518,000
                    c)  by 12/31/2001 - 613,000

                2.  a)  by 12/31/1999 - 13,600
                    b)  by 12/31/2000 - 18,600
                    c)  by 12/31/2001 - 25,500

14. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Rio de Janeiro S.A. - Telerj.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Rio de Janeiro S.A. - Telerj
        (b) Geographical area of service (see page 2): 1
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)  by 12/31/1999 - 2,983,000
                    b)  by 12/31/2000 - 3,427,000
                    c)  by 12/31/2001 - 3,876,000

                2.  a)  by 12/31/1999 - 84,600

                    b)  by 12/31/2000 - 92,500
                    c)  by 12/31/2001 - 101,100

15. Agreement: Concession Agreement between ANATEL and Telecomunicacoes de Minas Gerais S.A. - Telemig.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes de Minas Gerais S.A. - Telemig.
        (b) Geographical area of service (see page 2): 2
        (c) Annex 2 -  Universal Service Objectives (see page 49):

                1.  a)  by 12/31/1999 - 2,445,000
                    b)  by 12/31/2000 - 2,770,000
                    c)  by 12/31/2001 - 3,084,000

                2.  a)  by 12/31/1999 - 58,210
                    b)  by 12/31/2000 - 70,110
                    c)  by 12/31/2001 - 84,320

16. Agreement: Concession Agreement between ANATEL and Telecomunicacoes do Espirito Santo S.A. - Telest.
     Material Differences:
        (a) Name of concessionaire (see pages 1 and 47): Telecomunicacoes do Espirito Santo S.A. - Telest.
        (b) Geographical area of service (see page 2): 4
        (c) Annex 2 - Universal Service Objectives (see page 49):

                1.  a)  by 12/31/1999 - 436,000
                    b)  by 12/31/2000 - 511,000
                    c)  by 12/31/2001 - 588,000

               2.   a)  by 12/31/1999 - 12,800
                    b)  by 12/31/2000 - 14,900
                    c)  by 12/31/2001 - 17,300